[MFS 75 YEARS LOGO]

                                    MFS(R) Municipal
                                    Series Trust

                                    Annual Report  o  March 31, 1999

                                    For the States of: Alabama, Arkansas,
                                    California, Florida, Georgia, Maryland,
                                    and Massachusetts







              Diversifying your investment portfolio (see page 60)

Table of Contents


Letter from the Chairman ....................     1
Management Review and Outlook ...............     2
Performance Summary .........................     4
Portfolio of Investments ....................    13
Financial Statements ........................    27
Notes to Financial Statements ...............    50
Independent Auditors' Report ................    56
MFS' Year 2000 Readiness Disclosure .........    58
Trustees and Officers .......................    61



MFS Celebrates its Diamond Anniversary!

March 21, 1999, marked the 75th anniversary of MFS' invention of the mutual fund. The mutual fund industry has brought the power of investing to every American, offering them the opportunity for college degrees, home ownership, and comfortable retirement. Imagine today's world without mutual funds. We couldn't. And while the years ahead will bring a number of challenges, our 75 years of experience will help guide a new generation of investors into the future.

[MFS 75 years EXPERIENCE THE FUTURE (SM) LOGO]



--------------------------------------------------------------------------------

           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

--------------------------------------------------------------------------------

Letter from the Chairman


Dear Shareholders,

[PHOTO OF JEFFREY L. SHAMES]

Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should realize that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and should rein in their expectations for future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with greater potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.


Respectfully,


/s/ Jeffrey L. Shames
---------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)


April 16, 1999

Management Review and Outlook


Dear Shareholders,

The past 12 months have been generally positive for investors in domestic fixed-income securities. Bond prices, including prices of municipal bonds, increased as interest rates, which move in the opposite direction, declined. The yield on the 30-year U.S. Treasury bond benchmark fell 0.26% -- beginning the period at 5.94% and ending at 5.68%. However, this modest decline belies the level of volatility in the fixed-income markets during the period. Treasury rates rose in April 1998, peaking at 6.08%, due to investor concerns that strong growth in the domestic economy, combined with low unemployment, would lead to higher inflation. In the following months, the crisis in the emerging markets of Southeast Asia and Russia, along with signals of a moderation in the domestic economy, spurred demand for Treasuries, which are viewed as safer than other taxable securities. By October, these factors, as well as three interest-rate reductions by the Federal Reserve Board and a correction in the equity markets, pushed interest rates on 30-year Treasuries to 4.71%, their lowest level in 31 years. However, due to the aforementioned inflation fears, by March 31, 1999, the Treasury yield had climbed to 5.68%. In addition, worldwide economic fundamentals appeared to have strengthened.

In the municipal market, yields on long-term, high-grade "AAA"-rated municipal bonds also fell during the period, but by a smaller amount, from 5.05% to 4.97%. Although yields on municipal bonds generally followed the same path as Treasury securities, municipal bonds underperformed Treasuries, mainly because of a large increase in new, tax-exempt securities. Some $285 billion in new municipal bonds was issued in 1998, the second-highest year on record. The supply of new issues, however, exceeded the demand for them. By the fall, the ratio of municipal bonds and Treasury yields was close to 100%, the highest since 1986, making income from municipal investments attractive to people in almost all tax brackets. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Given the backdrop of strong economic growth and conservative financial management at state and local levels, the credit quality of most issuers remained healthy. As a result, there was a narrow yield differential -- only about 0.30% -- between high- and low-rated bonds. With such a narrow range in yield we feel there are very few opportunities where we may be compensated for purchasing lower-quality credits.

Our plan for the coming year, therefore, is twofold. In addition to focusing on higher-rated bonds, we will purchase bonds maturing in 15 to 20 years to avoid the extra risk of bonds maturing in more than 20 years. Although yields on longer-maturity bonds may appear attractive, their prices will fall more if interest rates rise. We carefully are maintaining our exposure to cyclical industries, such as manufacturing, because companies with low credit ratings could have problems if the economy were unable to sustain last year's high-growth rate. In particular, we are taking a cautious approach to the health care sector, which is experiencing problems associated with the tightening of rules regarding Medicare reimbursement, and the electric utility sector, in which impending deregulation has created uncertainty for many issuers. At the same time, we have increased our positions in high-quality general-obligation and revenue bonds being issued to pay for such essential services as water and sewer systems.

Using our research-driven, bottom-up approach to fundamental credit analysis to try to identify opportunities in the marketplace, we will continue our systematic approach to municipal investing.

Respectfully,


/s/ Michael L. Dawson           /s/ John P. Kihn
---------------------           -----------------
Michael L. Dawson               John P. Kihn
Portfolio Manager               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective May 1, 1999, Christopher J. Mier joins Michael
L. Dawson as portfolio manager of the following MFS(R) Municipal Series Trust state funds: Alabama, Arkansas, California, Florida, Maryland, and Massachusetts. Also effective May 1, 1999, Geoffrey L. Schechter joins Mr. Dawson as portfolio manager of the Trust's Georgia fund.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

  Michael L. Dawson is Assistant Vice President and a portfolio manager of all state municipal bond funds at MFS Investment Management(R). He joined MFS in 1998 and became portfolio manager in 1999. Prior to joining MFS, Mr. Dawson worked in institutional sales -- fixed income for Fidelity Capital Markets and Goldman Sachs. Prior to that, he was a research analyst in the municipal bond group at Franklin Templeton. He is a graduate of Santa Clara University and is a candidate for an M.B.A. degree from Babson College in May 1999.

  John P. Kihn is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Municipal Income Fund and MFS(R) Municipal Limited Maturity Fund. He is also a portfolio manager of all state municipal bond funds. Mr. Kihn joined MFS as a quantitative analyst in 1997 and was named portfolio manager later that year. He previously had worked as a senior quantitative analyst with a major investment management firm. Mr. Kihn earned a bachelor's degree in economics from the University of California, Berkeley, a master's degree in business economics from the University of California, Santa Barbara, and a doctorate degree in accounting and finance from the London School of Economics.

  All portfolio managers at MFS Investment Management are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

Performance Summary

 The performances of the individual state Funds listed below include the reinvestment of dividends and capital gains but exclude the effects of any sales charges. Each Fund's results have been compared to the relevant state municipal debt fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each Fund's results have also been compared to the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for performance of municipal bonds, it is comprised of municipal bonds issued nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. It is not possible to invest directly in an index.

The portfolio of each Fund will tend to be structured with respect to maturity, coupon, and sector selection based on our views on interest rates, credit quality, and financing trends. However, each Fund's performance will differ because of supply/demand and credit quality conditions, which vary from state to state.

Alabama

The Fund's total returns for the fiscal year ended March 31, 1999, were 5.03% for Class A shares and 4.25% for Class B shares. These returns compare to a 4.02% return for the average Alabama municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Arkansas

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.60% for Class A shares and 3.91% for Class B shares. These returns compare to a 4.86% return for the average "other state" municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

California

The Fund's total returns for the fiscal year ended March 31, 1999, were 6.59% for Class A shares, 5.74% for Class B shares, and 5.54% for Class C shares. These returns compare to a 5.58% return for the average California municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Florida

The Fund's total returns for the fiscal year ended March 31, 1999, were 5.25% for Class A shares and 4.42% for Class B shares. These returns compare to a 4.89% return for the average Florida municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Georgia

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.90% for Class A shares and 4.22% for Class B shares. These returns compare to a 4.99% return for the average Georgia municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Maryland

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.94% for Class A shares and 4.18% for Class B shares. These returns compare to a 4.92% return for the average Maryland municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Massachusetts

The Fund's total returns for the fiscal year ended March 31, 1999, were 5.11% for Class A shares and 4.43% for Class B shares. These returns compare to a 4.96% return for the average Massachusetts municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

--------------------------------------------------------------------------------
    FUND FACTS

--------------------------------------------------------------------------------

    Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.


    Commencement of investment operations:                    Class inception:

    Alabama                     February 1, 1990              Alabama           Class A   February 1, 1990
    Arkansas                    February 3, 1992                                Class B   September 7, 1993
    California                  June 18, 1985                 Arkansas          Class A   February 3, 1992
    Florida                     February 3, 1992                                Class B   September 7, 1993
    Georgia                     June 6, 1988                  California        Class A   June 18, 1985
    Maryland                    October 31, 1984                                Class B   September 7, 1993
    Massachusetts               April 9, 1985                                   Class C   January 3, 1994
                                                              Florida           Class A   February 3, 1992
    Net assets as of March 31, 1999:                                            Class B   September 7, 1993
                                                              Georgia           Class A   June 6, 1988
    Alabama                     $ 85.3 million                                  Class B   September 7, 1993
    Arkansas                    $135.3 million                Maryland          Class A   October 31, 1984
    California                  $298.5 million                                  Class B   September 7, 1993
    Florida                     $ 98.4 million                Massachusetts     Class A   April 9, 1985
    Georgia                     $ 71.5 million                                  Class B   September 7, 1993
    Maryland                    $160.2 million
    Massachusetts               $265.6 million

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.


MFS(R) ALABAMA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from February 28, 1990, through March 31, 1999)

BEGIN PLOT POINTS]

               MFS Alabama Municipal     Lehman Brothers
               Bond Fund - Class A       Municipal Bond Index

2/90            9,522                    10,000
3/91           10,248                    10,926
3/93           12,798                    13,522
3/95           14,024                    14,864
3/97           15,915                    16,989
3/99           18,340                    19,985

[END PLOT POINTS]


Average Annual Total Rates of Return as of March 31, 1999

                                                              Class A Investment Results
                                         -----------------------------------------------
                                         1 Year     3 Years     5 Years   10 Years/Life*
========================================================================================
Average Annual Total Return              +5.03%      +6.84%      +6.83%           +7.45%
----------------------------------------------------------------------------------------
SEC Results                              +0.04%      +5.12%      +5.80%           +6.88%
----------------------------------------------------------------------------------------
                                                                     Comparative Indices
                                         -----------------------------------------------
                                         1 Year     3 Years     5 Years   10 Years/Life*
========================================================================================
Average Alabama municipal debt fund+     +4.02%      +6.13%      +6.30%           +7.35%
----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++   +6.27%      +7.45%      +7.63%           +7.91%
----------------------------------------------------------------------------------------

                                                              Class B Investment Results
                                         -----------------------------------------------
                                         1 Year     3 Years     5 Years   10 Years/Life*
========================================================================================
Average Annual Total Return              +4.25%      +6.02%      +5.99%           +6.93%
----------------------------------------------------------------------------------------
SEC Results                              +0.26%      +5.13%      +5.67%           +6.93%
----------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 1, 1990, through March 31, 1999. Index results are from February 28, 1990.
 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).


Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS(R) ARKANSAS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from February 28, 1992, through March 31, 1999)

[BEGIN PLOT POINTS]

               MFS Arkansas Municipal      Lehman Brothers
               Bond Fund - Class A         Municipal Bond Index

2/92            9,529                      10,000
3/93           10,813                      11,256
3/95           11,634                      12,373
3/97           12,956                      14,142
3/99           14,915                      16,636

[END PLOT POINTS]

Average Annual Total Rates of Return as of March 31, 1999


                                                                  Class A Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +4.60%      +6.48%      +6.31%           +6.44%
--------------------------------------------------------------------------------------------
SEC Results                                  -0.37%      +4.77%      +5.28%           +5.72%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average "other state" municipal debt fund+   +4.86%      +6.50%      +6.45%           +6.36%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++       +6.27%      +7.45%      +7.63%           +7.44%
--------------------------------------------------------------------------------------------

                                                                  Class B Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +3.91%      +5.68%      +5.43%           +5.73%
--------------------------------------------------------------------------------------------
SEC Results                                  -0.07%      +4.78%      +5.10%           +5.73%
--------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through March 31, 1999. Index results are from February 28, 1992.
 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).


Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS(R) CALIFORNIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[BEGIN PLOT POINTS]

               MFS California Municipal     Lehman Brothers
               Bond Fund - Class A          Municipal Bond Index

3/94            9,530                       10,000
3/95            9,992                       10,743
3/96           10,777                       11,644
3/97           11,268                       12,279
3/98           12,565                       13,593
3/99           13,393                       14,445

[END PLOT POINTS]


Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)


[BEGIN PLOT POINTS]

               MFS California Municipal     Lehman Brothers
               Bond Fund - Class A          Municipal Bond Index

3/89            9,526                       10,000
3/91           11,289                       12,076
3/93           14,218                       14,946
3/95           15,102                       16,428
3/97           17,030                       18,777
3/99           20,241                       22,089

[END PLOT POINTS]


Average Annual Total Rates of Return as of March 31, 1999

                                                                  Class A Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +6.59%      +7.51%      +7.04%           +7.83%
--------------------------------------------------------------------------------------------
SEC Results                                  +1.52%      +5.78%      +6.01%           +7.30%
--------------------------------------------------------------------------------------------
                                                                  Class C Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +5.54%      +6.44%      +5.97%           +7.27%
--------------------------------------------------------------------------------------------
SEC Results                                  +4.54%      +6.44%      +5.97%           +7.27%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average California municipal debt fund+      +5.58%      +7.20%      +7.05%           +7.61%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++       +6.27%      +7.45%      +7.63%           +8.25%
--------------------------------------------------------------------------------------------

                                                      Class B Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +5.74%      +6.63%      +6.10%           +7.29%
--------------------------------------------------------------------------------------------
SEC Results                                  +1.74%      +5.74%      +5.78%           +7.29%
--------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).


Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS(R) FLORIDA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from February 28, 1992, through March 31, 1999)


[BEGIN PLOT POINTS]

               MFS Florida Municipal        Lehman Brothers
               Bond Fund - Class A          Municipal Bond Index

3/92            9,529                       10,000
3/93           10,888                       11,256
3/95           11,736                       12,373
3/97           13,087                       14,142
3/99           15,174                       16,636

[END PLOT POINTS]


Average Annual Total Rates of Return as of March 31, 1999

                                                                  Class A Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +5.25%      +6.24%      +6.52%           +6.68%
--------------------------------------------------------------------------------------------
SEC Results                                  +0.25%      +4.53%      +5.49%           +5.96%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Florida municipal debt fund+         +4.89%      +6.60%      +6.85%           +6.87%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++       +6.27%      +7.45%      +7.63%           +7.44%
--------------------------------------------------------------------------------------------

                                                                  Class B Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +4.42%      +5.35%      +5.59%           +5.92%
--------------------------------------------------------------------------------------------
SEC Results                                  +0.42%      +4.44%      +5.27%           +5.92%
--------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through March 31, 1999. Index results are from February 28, 1992.
 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).


Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS(R) GEORGIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[BEGIN PLOT POINTS]

               MFS Georgia Municipal        Lehman Brothers
               Bond Fund - Class A          Municipal Bond Index

3/94            9,523                       10,000
3/95           10,061                       10,743
3/96           10,713                       11,644
3/97           11,192                       12,279
3/98           12,425                       13,593
3/99           13,034                       14,445

[END PLOT POINTS]



Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)


[BEGIN PLOT POINTS]

               MFS Georgia Municipal        Lehman Brothers
               Bond Fund - Class A          Municipal Bond Index

3/89            9,522                       10,000
3/91           11,225                       12,076
3/93           13,889                       14,946
3/95           14,934                       16,428
3/97           16,612                       18,777
3/99           19,347                       22,089

[END PLOT POINTS]


Average Annual Total Rates of Return as of March 31, 1999

                                                                  Class A Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +4.90%      +6.76%      +6.48%           +7.35%
--------------------------------------------------------------------------------------------
SEC Results                                  -0.08%      +5.04%      +5.45%           +6.83%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Georgia municipal debt fund+         +4.99%      +6.79%      +6.78%           +7.54%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++       +6.27%      +7.45%      +7.63%           +8.25%
--------------------------------------------------------------------------------------------

                                                                  Class B Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +4.22%      +5.97%      +5.66%           +6.88%
--------------------------------------------------------------------------------------------
SEC Results                                  +0.22%      +5.08%      +5.34%           +6.88%
--------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).


Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS(R) MARYLAND MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)


[BEGIN PLOT POINTS]

               MFS Maryland Municipal       Lehman Brothers
               Bond Fund - Class A          Municipal Bond Index

3/94            9,528                       10,000
3/95           10,148                       10,743
3/96           10,774                       11,644
3/97           11,178                       12,279
3/98           12,359                       13,593
3/99           12,970                       14,445

[END PLOT POINTS]


Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)

[BEGIN PLOT POINTS]

               MFS Maryland Municipal       Lehman Brothers
               Bond Fund - Class A          Municipal Bond Index

3/89            9,523                       10,000
3/91           11,222                       12,076
3/93           13,471                       14,946
3/95           14,401                       16,428
3/97           15,863                       18,777
3/99           18,405                       22,089

[END PLOT POINTS]


Average Annual Total Rates of Return as of March 31, 1999

                                                                  Class A Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +4.94%      +6.38%      +6.36%           +6.81%
--------------------------------------------------------------------------------------------
SEC Results                                  -0.04%      +4.67%      +5.33%           +6.29%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Maryland municipal debt fund+        +4.92%      +6.39%      +6.50%           +7.31%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++       +6.27%      +7.45%      +7.63%           +8.25%
--------------------------------------------------------------------------------------------

                                                                  Class B Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +4.18%      +5.68%      +5.64%           +6.39%
--------------------------------------------------------------------------------------------
SEC Results                                  +0.18%      +4.77%      +5.32%           +6.39%
--------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).


Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)


[BEGIN PLOT POINTS]

               MFS Massachusetts Municipal       Lehman Brothers
               Bond Fund - Class A               Municipal Bond Index

3/94            9,528                            10,000
3/95           10,089                            10,743
3/96           10,790                            11,644
3/97           11,264                            12,279
3/98           12,386                            13,593
3/99           13,019                            14,445

[END PLOT POINTS]


Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)



[BEGIN PLOT POINTS]

               MFS Massachusetts Municipal       Lehman Brothers
               Bond Fund - Class A               Municipal Bond Index

3/89            9,527                            10,000
3/91           11,146                            12,076
3/93           13,788                            14,946
3/95           14,836                            16,428
3/97           16,563                            18,777
3/99           19,145                            22,089

[END PLOT POINTS]


Average Annual Total Rates of Return as of March 31, 1999

                                                                  Class A Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +5.11%      +6.46%      +6.44%           +7.23%
--------------------------------------------------------------------------------------------
SEC Results                                  +0.12%      +4.75%      +5.41%           +6.71%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Massachusetts municipal debt fund+   +4.96%      +6.69%      +6.80%           +7.57%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++       +6.27%      +7.45%      +7.63%           +8.25%
--------------------------------------------------------------------------------------------

                                                                  Class B Investment Results
                                             -----------------------------------------------
                                             1 Year     3 Years     5 Years   10 Years/Life*
============================================================================================
Average Annual Total Return                  +4.43%      +5.75%      +5.73%           +6.83%
--------------------------------------------------------------------------------------------
SEC Results                                  +0.43%      +4.85%      +5.41%           +6.83%
--------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).


Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

Portfolio of Investments - March 31, 1999

MFS ALABAMA MUNICIPAL BOND FUND
Municipal Bonds - 99.8%

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 17.1%
 Birmingham, AL, 5s, 2019                              $1,000              $   997,490
 Commonwealth of Puerto Rico, 5s, 2015                  1,300                1,302,093
 Florence, AL, FSA, 5s, 2018                              850                  849,626
 Huntsville, AL, 5.25s, 2013                            1,705                1,774,939
 Huntsville, AL, 5.5s, 2020                             1,000                1,034,860
 Macon County, AL, Limited Obligation Rev.,
  AMBAC, 5.05s, 2019                                    1,000                  996,190
 Puerto Rico Public Buildings Authority,
  Government Facilities, AMBAC, 6.25s, 2013             2,000                2,353,060
 Russell County, AL, AMBAC, 5s, 2017                    1,595                1,596,818
 Shelby County, AL, MBIA, 0s, 2011                      3,000                1,460,250
 Shelby County, AL, 7.4s, 2007                          1,000                1,100,550
 Shelby County, AL, 7.7s, 2017                            800                  887,200
 State of Alabama, 7.1s, 2010                             250                  266,098
                                                                           -----------
                                                                           $14,619,174
--------------------------------------------------------------------------------------
State and Local Appropriation - 3.1%
 Lawrence County, AL, Public Building Authority
  (County Jail), AMBAC, 5s, 2027                       $1,000              $   979,370
 Puerto Rico Public Buildings Authority, Education
  & Health, 5.6s, 2008+                                   500                  543,680
 Puerto Rico Public Buildings Authority, Education
  & Health, 5.5s, 2021+                                   500                  532,660
 Puerto Rico Public Finance Corp., 5.375s, 2016           500                  569,030
                                                                           -----------
                                                                           $ 2,624,740
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 10.3%
 Alabama Agriculture & Mechanics University
  Rev., MBIA, 5.75s, 2005                              $  500              $   558,420
 Alabama Building Renovation Finance Authority
  Rev. (Fitch Light), 7.45s, 2000                       1,500                1,600,350
 Baldwin County, AL, Eastern Shore Health Care
  Authority (Thomas Hospital), 8.5s, 2001               1,000                1,111,740
 Birmingham, AL, Waterworks & Sewer Board
  Rev., 5.375s, 2006                                    2,000                2,181,540
 Gadsden East, AL, Medical Clinic Board Rev.
  (Baptist Hospital of Gadsden Inc.), 7.8s, 2001        2,000                2,240,820
 Montgomery County, AL, Department of Human
  Resources Rev., 7s, 2001+                             1,000                1,083,230
                                                                           -----------
                                                                           $ 8,776,100
--------------------------------------------------------------------------------------
Airport and Port Revenue - 6.6%
 Alabama Docks Department, Docks Facilities Rev.,
  MBIA, 5.375s, 2017                                   $1,000              $ 1,024,130
 Alabama Docks Department Docks Facilities Rev.,
  MBIA, 5.5s, 2022                                      1,000                1,042,030
 Birmingham, AL, AMBAC, 5.5s, 2013[sec][sec]            1,465                1,498,460
 Mobile, AL, Airport Authority Rev., 7.375s, 2012       1,000                1,061,700
 Mobile, AL, Airport Authority Rev., 8.875s, 2015         952                1,009,682
                                                                           -----------
                                                                           $ 5,636,002
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.0%
 DeKalb & Cherokee County, AL, Gas Rev.,
  AMBAC, 5.4s, 2016                                    $2,000              $ 2,067,400
 Puerto Rico Electric Power Authority Rev.,
  5s, 2028                                                500                  490,290
                                                                           -----------
                                                                           $ 2,557,690
--------------------------------------------------------------------------------------
Health Care Revenue - 7.0%
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), FGIC, 5s, 2025     $1,000              $   963,110
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), 6.75s, 2015                        1,000                1,090,230

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Health Care Revenue - continued
 Cullman, AL, Medical Park South Clinic, "A",
  6.5s, 2023                                           $1,000              $ 1,057,280
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015                 2,030                2,111,667
 Valley, AL, Special Care Facilities Finance
  Authority Rev. (Lanier Memorial Hospital),
  5.65s, 2022                                             735                  734,625
                                                                           -----------
                                                                           $ 5,956,912
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.7%
 Butler, AL, Industrial Development Board, Solid
  Waste Rev. (James River Corp.), 8s, 2028             $1,000              $ 1,136,390
 Camden, AL, Industrial Development Board
  Pollution Control Rev. (Macmillian Bloedel),
  7.75s, 2009                                             500                  530,440
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International Corp.), 5.9s, 2017                      1,000                1,026,300
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International Corp.), 7.75s, 2020                     1,485                1,546,479
 Mobile, AL, Industrial Development Board,
  Dock & Wharf Rev. (Ideal Basic Industries Inc.),
  6.75s, 2004                                             270                  272,022
 Mobile, AL, Industrial Development Board, Dock
  & Wharf Rev. (Ideal Basic Industries Inc.),
  6.875s, 2009                                          1,075                1,083,439
 Piedmont, AL, Industrial Development Board Rev.
  (Springs Industries Project), 8.25s, 2010             1,000                1,066,460
 Tarrant City, AL, Industrial Development Board
  Rev. (Vulcan Materials Co.), 7.5s, 2011               1,500                1,600,920
                                                                           -----------
                                                                           $ 8,262,450
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.9%
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), AMBAC,
  5s, 2025                                             $1,500              $ 1,459,335
 Huntsville, AL, Health Care Authority, MBIA,
  5s, 2023                                              1,000                  975,380
 Huntsville, AL, Health Care Facilities Rev., MBIA,
  6.375s, 2022                                            850                  917,397
 Lauderdale County & Florence, AL (Eliza Coffee
  Memorial Hospital), MBIA, 5.75s, 2014                 1,000                1,087,690
 Montgomery, AL, Baptist Medical Center Special
  Care Facilities Finance Authority Rev., MBIA,
  5.25s, 2013                                             850                  884,170
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC,
  5.875s, 2016                                          1,000                1,087,370
 Montgomery, AL, Special Care Facilities (Baptist
  Medical Hospital), FSA, 5.375s, 2019                  1,150                1,176,588
                                                                           -----------
                                                                           $ 7,587,930
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.2%
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (St. Jude), FHA,
  7.25s, 2023                                          $1,365              $ 1,464,317
 Puerto Rico Housing Finance Corp., Multi-Family
  Mortgage Rev., 7.5s, 2015                               355                  368,103
                                                                           -----------
                                                                           $ 1,832,420
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.2%
 Virgin Islands Public Finance Authority, 5.5s, 2018   $1,000              $ 1,007,220
--------------------------------------------------------------------------------------

                                                                        13 - MAL

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.8%
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., Collateral Home Mortgage
  Program, 5.7s, 2015                                  $1,605              $ 1,678,156
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 6.55s, 2014                        985                1,049,695
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.4s, 2022                         565                  582,837
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.5s, 2022                         345                  359,507
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.6s, 2022                         150                  156,990
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.75s, 2022                        265                  275,404
                                                                           -----------
                                                                           $ 4,102,589
--------------------------------------------------------------------------------------
Turnpike Revenue - 2.4%
 Puerto Rico Highway & Transportation Authority
  Highway Rev., FSA, 5s, 2016                          $2,000              $ 2,026,920
--------------------------------------------------------------------------------------
Universities - 7.2%
 Alabama Agricultural & Mechanical University
  Rev., MBIA, 5.25s, 2013                              $1,000              $ 1,043,130
 Alabama, Board of Education Rev. (Shelton State
  Community College), MBIA, 6s, 2014                    1,000                1,099,980
 Alabama Board of Education Rev. (Southern
  Union Community College), MBIA, 5s, 2018              1,000                  991,350
 Homewood, AL, Educational Building Authority,
  Educational Facilities Rev. (Samford University),
  6.5s, 2016                                            1,000                1,071,090
 Montgomery, AL, Elderly Building Authority
  Finance Rev. (Faulkner University), MBIA,
  5s, 2023                                              2,000                1,964,200
                                                                           -----------
                                                                           $ 6,169,750
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.8%
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2020                                    $1,500              $ 1,545,585
 Arab, AL, MBIA, 7.05s, 2016                            1,000                1,085,550
 Bessemer, AL, AMBAC, 5.75s, 2026                       1,000                1,078,020
 Birmingham, AL, Water & Sewer Rev., 5.125s,
  2017                                                  1,000                1,008,960
 Birmingham, AL, Water & Sewer Rev., AMBAC,
  5.125s, 2014                                          1,410                1,443,840
 Fairview, AL, Water Authority Rev. (East Cullman),
  AMBAC, 8s, 2020                                         955                  992,818
 Limestone County, AL, Water Authority Rev., FGIC,
  5.5s, 2026                                            2,650                2,746,725
 Madison, AL, Water & Waste Board, MBIA,
  5.5s, 2019                                            1,000                1,038,930
                                                                           -----------
                                                                           $10,940,428
--------------------------------------------------------------------------------------
Other - 3.5%
 Birmingham, AL, 0s to 2000, 12.5s to 2010             $2,435              $ 2,997,412
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $79,596,621)                       $85,097,737
--------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.5%

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
 District of Columbia Rev., due 08/15/38               $  300              $   300,000
 St. Lucie County, FL, Pollution Control Rev. (Florida
  Power & Light Co.), due 01/01/26                        100                  100,000
 Stevenson, AL, Industrial Development Board,
  Environmental Improvement Rev., due 04/01/16            900                  900,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                       $ 1,300,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $80,896,621)                           $86,397,737

Other Assets, Less Liabilities - (1.3%)                                    $(1,094,553)
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                        $85,303,184
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


14 - MAL

Portfolio of Investments - March 31, 1999

MFS ARKANSAS MUNICIPAL BOND FUND
Municipal Bonds - 98.4%



--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 6.6%
 Arkansas College Savings, "A", 0s, 2015               $2,575              $ 1,156,458
 Arkansas College Savings, "A", 0s, 2017                2,590                1,038,616
 Arkansas College Savings, "B", 0s, 2012                1,200                  643,188
 Arkansas College Savings, "B", 0s, 2013                1,000                  506,270
 Arkansas College Savings, "B", 0s, 2014                1,150                  547,550
 Arkansas College Savings, "B", 0s, 2015                1,600                  718,576
 Arkansas College Savings, "B", 0s, 2016                1,000                  425,260
 Arkansas College Savings, "C", 0s, 2014                1,000                  476,130
 Arkansas Water Resources Development
  Authority, 6.375s, 2021                               1,000                1,066,030
 Commonwealth of Puerto Rico, 5.5s, 2013                1,210                1,314,616
 Commonwealth of Puerto Rico, 5.4s, 2025                1,000                1,036,960
                                                                           -----------
                                                                           $ 8,929,654
--------------------------------------------------------------------------------------
State and Local Appropriation - 4.2%
 Arkansas Development Finance Authority, Local
  Government Rev., 7.1s, 2008+                         $2,440              $ 2,612,142
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., 0s, 2011                        5,000                2,055,600
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2016                                          1,000                1,077,570
                                                                           -----------
                                                                           $ 5,745,312
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.9%
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 7s, 2001                         $2,050              $ 2,214,226
 Arkansas Housing Development Agency, Single
  Family Mortgage Rev., 8.375s, 2011                    1,000                1,324,370
 Arkansas Water Resources Development
  Authority, 6.375s, 2012                               1,000                1,066,340
 Harrison, AR, Residential Housing Facilities Board,
  Single Family Mortgage Rev., FGIC, 7.4s, 2011         4,000                5,001,120
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2002                                            1,000                1,100,730
 Pulaski County, AR, Health Facilities Board Rev.
  (Sisters of Charity), MBIA, 6s, 2002                  1,000                1,093,760
 Sherwood, AR, Residential Housing Facilities
  Board, Single Family Mortgage Rev., MBIA,
  7.5s, 2011                                            1,250                1,557,625
                                                                           -----------
                                                                           $13,358,171
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 13.8%
 Jefferson County, AR, Pollution Control Rev.
  (Arkansas Power & Light), 6.3s, 2018                 $1,050              $ 1,127,217
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                            2,000                2,333,600
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2015                                            6,000                7,262,700
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2020                    1,780                1,910,723
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2021                    3,000                3,243,420
 Puerto Rico Electric Power Authority Rev.,
  MBIA, 5.25s, 2016                                     1,500                1,562,730
 Virgin Islands Water & Power Authority, 5.3s, 2018     1,250                1,242,363
                                                                           -----------
                                                                           $18,682,753
--------------------------------------------------------------------------------------
Health Care Revenue - 7.5%
 Arkansas Development Finance Authority Rev.
  (White River Medical Center), 5.55s, 2019            $  500              $   497,535
 Baxter County, AR, Hospital Rev., 7.5s, 2021           3,145                3,438,083
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 6.9s, 2009                           1,400                1,655,010

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Health Care Revenue - continued
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 7s, 2017                            $3,250              $ 3,512,567
 Pulaski County, AR, Hospital Rev. (Children's
  Hospital), 6.15s, 2017                                1,000                1,046,700
                                                                           -----------
                                                                           $10,149,895
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 7.6%
 Blytheville, AR, Solid Waste Recycling & Sewage
  Treatment Rev. (Nucor), 6.375s, 2023                 $3,565              $ 3,808,026
 Camden, AR, Environmental Improvement Rev.
  (International Paper), 7.625s, 2018                   1,000                1,152,820
 Jonesboro, AR, Industrial Development Rev.
  (Anheuser-Busch), 6.5s, 2012                          3,500                3,819,585
 Little River County, AR (Georgia Pacific Corp.),
  5.6s, 2026                                            1,000                1,004,250
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Company), 5.55s, 2022              500                  502,690
                                                                           -----------
                                                                           $10,287,371
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.0%
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2013   $6,340              $ 6,627,012
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2019    5,500                5,498,515
                                                                           -----------
                                                                           $12,125,527
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.4%
 West Memphis, AR, Public Facilities Board
  Mortgage Rev., AMBAC, 0s, 2011                       $1,090              $   530,503
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 5.1%
 Little Rock, AR, Hotel & Restaurant Gross
  Receipts Tax Rev., 7.375s, 2015                      $4,790              $ 5,956,413
 Virgin Islands Public Finance Authority, 5.5s, 2022    1,000                1,001,270
                                                                           -----------
                                                                           $ 6,957,683
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 13.7%
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.4s, 2023               $1,050              $ 1,101,051
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 6.7s, 2027                2,765                2,937,508
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.45s, 2027               1,695                1,871,670
 Arkansas Housing Development Agency,
  Residential Mortgage Rev., 0s, 2015                  10,825                1,932,262
 Jefferson County, AR, Health Care & Residential
  Facilities Board, 7.25s, 2011                           730                  768,617
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.375s, 2011                                     159                  170,968
 Lonoke County, AR, Residential Housing Facilities
  Board, FNMA, 7.9s, 2011                                 661                  726,131
 Mississippi County, AR, Public Facilities Board,
  Mortgage Rev., 7.2s, 2010                               805                  885,315
 North Little Rock, AR, Residential Housing
  Facilities Board, 0s, 2010                           13,646                6,213,160
 Pulaski County, AR, Public Facilities Board Rev.,
  FNMA, 0s, 2014                                        2,750                1,261,920
 Saline County, AR, Residential Housing Facilities
  Board, 7.875s, 2011                                     650                  694,785
                                                                           -----------
                                                                           $18,563,387
--------------------------------------------------------------------------------------
Student Loan Revenue - 2.4%
 Arkansas Student Loan Authority Rev., 7.15s, 2002     $  280              $   295,828
 Arkansas Student Loan Authority Rev., 6.75s, 2006        830                  865,483

                                                                        15 - MAR

----------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)             Value
----------------------------------------------------------------------------------
Student Loan Revenue - continued
 Arkansas Student Loan Authority Rev., "B",
  6.25s, 2010                                             $2,000      $  2,131,460
                                                                      ------------
                                                                      $  3,292,771
----------------------------------------------------------------------------------
Turnpike Revenue - 3.5%
 Puerto Rico Highway & Transportation Authority
  Highway Rev., FSA, 5s, 2016                             $4,605      $  4,666,983
----------------------------------------------------------------------------------
Universities - 4.1%
 Arkansas State University Rev., AMBAC, 5s, 2019          $1,000      $    992,470
 Conway, AR, Public Facilities Rev. (Hendrix
  College), 5.85s, 2016                                    1,000         1,038,620
 Pope County, AR, Residential Housing Facilities
  Board (Arkansas Tech University), 6s, 2027               1,000           994,690
 University of Arkansas Rev., MBIA, 5.05s, 2019            2,500         2,511,350
                                                                      ------------
                                                                      $  5,537,130
----------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.6%
 Arkansas Development Finance Authority,
  Revolving Loan Fund, 5.85s, 2019                        $2,130      $  2,222,442
 Arkansas Development Finance Authority, Waste
  Water Systems Rev., 4.875s, 2017                         1,500         1,484,655
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 5s, 2012                             1,000         1,016,130
 Beaver, AR, Water District, Benton & Washington
  Counties, Water & Sewer Rev., MBIA, 5.85s,
  2008                                                     2,000         2,146,300
 Fort Smith, AR, Water & Sewer Rev., MBIA, 6s,
  2012                                                     2,250         2,454,435
 Russellville, AR, Water Systems Rev., AMBAC,
  6.25s, 2012                                              1,365         1,462,052
 South Sebastian County, AR, Water Users Assn.,
  5.95s, 2013                                              2,425         2,502,624
 South Sebastian County, AR, Water Users Assn.,
  6.15s, 2023                                              1,000         1,030,730
                                                                      ------------
                                                                      $ 14,319,368
----------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $122,930,355)                 $133,146,508
----------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.6%
----------------------------------------------------------------------------------
 District of Columbia Rev., due 08/15/38                  $  100      $    100,000
 Uinta County, WY, Pollution Control Rev. (Chevron
  USA, Inc.), due 08/15/20                                   700           700,000
----------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                  $    800,000
----------------------------------------------------------------------------------
Total Investments (Identified Cost, $123,730,355)                     $133,946,508

Other Assets, Less Liabilities - 1.0%                                    1,306,302
----------------------------------------------------------------------------------
Net assets - 100.0%                                                   $135,252,810
----------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

MFS CALIFORNIA MUNICIPAL BOND FUND

Municipal Bonds - 96.9%

----------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)            Value
----------------------------------------------------------------------------------
General Obligation - 11.8%
 Commonwealth of Puerto Rico, 5.5s, 2009                   $2,500      $ 2,717,075
 Corona, CA, Unified School District, "A", FSA,
  5.375s, 2018                                              1,350        1,401,367
 Los Angeles, CA, Unified School District, FGIC,
  5s, 2021                                                  4,500        4,464,180
 Lucia Mar, CA, Unified School District, FGIC,
  0s, 2013                                                  1,350          685,665
 Paramount, CA, Unified School District,"A", FSA,
  5.125s, 2019                                              2,000        2,017,200
 State of California, 10s, 2007                             1,055        1,492,277
 State of California, 6.5s, 2010                            1,235        1,463,981
 State of California, 5s, 2015                              2,575        2,617,616
 State of California, 6.314s, 2015++++                      5,000        4,986,050
 State of California, AMBAC, 7.2s, 2008                     1,600        1,960,928
 State of California, AMBAC, 6.3s, 2010                     6,000        7,023,420
 State of California, AMBAC, 7s, 2010                       2,000        2,458,340
 Walnut Valley, CA, AMBAC, 6s, 2011                         1,600        1,834,416
                                                                       -----------
                                                                       $35,122,515
----------------------------------------------------------------------------------
State and Local Appropriation - 15.4%
 Banning, CA, Certificates of Participation, Water
  System Improvement, AMBAC, 8s, 2019                      $1,000      $ 1,346,120
 California Public Works Board (California State
  University Trustees), 5.25s, 2013                         1,500        1,577,400
 California Public Works Board, Lease Rev.,
  5.55s, 2010                                               4,000        4,415,360
 California Public Works Board, Lease Rev., MBIA,
  5.5s, 2015                                                4,500        4,919,805
 California Public Works Board, Lease Rev.
  (Department of Corrections), 7.4s, 2010                   5,000        6,301,350
 Fortuna, Parlier & Susanville, CA, Certificates of
  Participation, "B", 7.375s, 2017                            930          984,293
 Grossmont, CA, Union High School District,
  Certificates of Participation, MBIA, 0s, 2006             6,000        4,391,940
 Los Angeles, CA, Building Authority Rev., MBIA,
  5.625s, 2011                                              3,375        3,744,562
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, AMBAC,
  0s, 2005                                                  2,400        1,860,384
 Modesto, CA, Irrigation District, Certificates of
  Participation, AMBAC, 4.75s, 2015                         1,055        1,045,357
 Pasadena, CA, Certificates of Participation
  (Pasadena Parking Facilities), 6.25s, 2018                3,460        3,986,647
 Pomona, CA, Public Financing Authority Rev.,
  6.25s, 2010                                               4,020        4,525,033
 San Joaquin County, CA, Certificates of
  Participation (General Hospital), 6.625s, 2020            2,000        2,165,680
 Tulare County, CA, Certificates of Participation
  (Capital Improvements Program), MBIA, 6s, 2016            1,000        1,141,900
 Visalia, CA, Utility Systems Department,
  Certificates of Participation, MBIA, 0s, 2005             4,655        3,566,289
                                                                       -----------
                                                                       $45,972,120
----------------------------------------------------------------------------------
Refunded and Special Obligations - 16.8%
 California Health Facilities Financing Authority
  Rev. (AIDS Hospice Foundation), 7.15s, 2000              $2,785      $ 2,922,830
 California Health Facilities Financing Authority
  Rev. (St. Joseph's Hospital), CHFC, 6.75s, 2001           2,710        2,953,981
 California Statewide Community Development
  Authority, Certificates of Participation, CHFC,
  0s, 2007                                                  3,645        2,573,115

16 - MCA

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 California Statewide Community Development
  Authority, Certificates of Participation, CHFC,
  0s, 2008                                             $6,345              $ 4,275,959
 California Statewide Community Development
  Authority (St. Joseph's Hospital), 6.625s, 2004       4,205                4,848,197
 Central Valley, CA, 6.2s, 2003                         3,000                3,355,320
 Corona, CA, Certificates of Participation (Corona
  Community Hospital), 8s, 2005                           585                  712,758
 Desert Hospital District, CA, Hospital Rev. (Desert
  Hospital Corp.), 8.874s, 2002,++++                    3,000                3,614,640
 Emeryville, CA, Public Financing Authority Rev.,
  Redevelopment Project, 6.5s, 2002                       770                  849,310
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, 9s, 2005    1,900                2,465,440
 Mojave, CA, Water Agency Rev. (Morongo Basin),
  6.6s, 2002                                            1,400                1,560,510
 Northern California Power Agency, Public Power
  Rev., 5.85s, 2010                                       870                  977,271
 Pomona, CA, Public Financing Authority Rev.,
  5.75s, 2004                                             855                  944,801
 Pomona, CA, Single Family Mortgage Rev.,
  FHLMC, GNMA, 7.5s, 2000                               2,000                2,613,020
 Pomona, CA, Single Family Mortgage Rev., FNMA,
  GNMA, 7.375s, 2010                                    2,000                2,398,140
 Southern California Public Power Transmission
  Rev., "A", 0s, 2005                                   3,795                2,959,037
 Thousand Oaks, CA, Redevelopment Agency
  (Shadow Hills Project), 7s, 2021                      8,900               10,082,810
                                                                           -----------
                                                                           $50,107,139
--------------------------------------------------------------------------------------
Airport and Port Revenue - 7.2%
 Los Angeles, CA, Department of Airport Rev.
  (Ontario International Airport), FGIC, 6s, 2017      $4,100              $ 4,489,910
 Los Angeles, CA, Harbor Department Rev.,
  6.625s, 2025                                          2,000                2,178,300
 Port Oakland, CA, Port Rev., MBIA, 0s, 2009            7,000                4,428,480
 Port Oakland, CA, Port Rev., MBIA, 6.5s, 2016          1,000                1,098,660
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev., FSA,
  5s, 2018                                              5,000                4,951,100
 San Francisco, CA, City & County Airports
  Commission, International Airport Rev., 6.5s, 2019    4,000                4,464,120
                                                                           -----------
                                                                           $21,610,570
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 4.4%
 California Pollution Control Financing Authority
  Rev. (Pacific Gas & Electric Co.), 6.625s, 2009      $1,000              $ 1,079,120
 Imperial Irrigation District, CA, Electric Rev.,
  MBIA, 5s, 2018                                        5,000                5,005,800
 Kings River Conservation District, CA, Pine Flat
  Power Rev., 5.125s, 2016                              1,500                1,544,085
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.1s, 2031                       1,050                1,126,608
 Northern California Power Agency, Public Power
  Rev., Public Power Rev., 5.85s, 2010                    880                  974,503
 Southern California Public Power Authority Rev.
  (Southern Transmission Project), 0s, 2005             4,205                3,285,535
                                                                           -----------
                                                                           $13,015,651
--------------------------------------------------------------------------------------

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 1.3%
 California Pollution Control Financing Authority
  Rev. (Control Revenue), 6.7s, 2007                   $2,750              $ 2,921,573
 California Pollution Control Financing Authority
  Rev. (Frito-Lay, Inc.), 6.375s, 2004                  1,025                1,093,839
                                                                           -----------
                                                                           $ 4,015,412
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 3.3%
 Abag, CA, Finance Authority (Rhoda Haas
  Goldman Plaza), CHFC, 5.125s, 2015                   $2,250              $ 2,276,572
 California Health Facilities Financing Authority
  Rev., CMI, 5.25s, 2018                                1,000                1,007,270
 California Health Facilities Financing Authority
  Rev. (Little Company Mary Health Services),
  AMBAC, 5s, 2014                                       2,585                2,640,759
 California Health Facilities Financing Authority
  Rev. (Little Company Mary Health Services),
  AMBAC, 5s, 2015                                       2,715                2,754,313
 California Statewide Community Development
  Authority, MBIA, 6s, 2011                             1,015                1,157,039
                                                                           -----------
                                                                           $ 9,835,953
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.9%
 California Housing Finance Agency (Multi-Unit
  Rental Housing), 6.7s, 2015                          $2,750              $ 2,931,693
 California Statewide Community Development
  Authority (Irvine Apartments), 5.25s, 2025            3,000                3,061,500
 Palmdale, CA, Multi-Family Housing Rev., FNMA,
  7.375s, 2024                                          1,000                1,075,200
 Yolo County, CA, Housing Authority Mortgage Rev.
  (Walnut Park Apartments), FHA, 7.2s, 2033             4,150                4,486,067
                                                                           -----------
                                                                           $11,554,460
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.7%
 Virgin Islands Public Finance Authority,
  5.875s, 2018                                         $3,000              $ 3,096,240
 Virgin Islands Public Finance Authority, 5.5s, 2022    2,000                2,002,540
                                                                           -----------
                                                                           $ 5,098,780
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.3%
 California Housing Finance Agency, 7.75s, 2010        $  400              $   414,384
 California Housing Finance Agency, MBIA,
  6s, 2010                                              1,400                1,473,178
 California Rural Home Mortgage Finance
  Authority, GNMA, 0s to 1999, 5.75s to 2029            1,500                1,655,715
 San Bernardino County, CA, Single Family
  Mortgage Rev., GNMA, 7.65s, 2023                        105                  114,444
 Southern California Home Finance Authority,
  Single Family Mortgage Rev., GNMA,
  7.625s, 2023                                            130                  135,666
                                                                           -----------
                                                                           $ 3,793,387
--------------------------------------------------------------------------------------
Special Assessment District - 6.7%
 Anaheim, CA, Public Finance Authority Rev.,
  MBIA, 0s, 2006                                       $5,000              $ 3,667,050
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2005                                              2,235                1,740,574
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2006                                              3,415                2,538,540
 Commerce, CA, Community Development
  Commission, MBIA, 5.5s, 2010                          3,545                3,890,248
 Concord, CA, Redevelopment Agency, Tax
  Allocation, BIGI, 8s, 2018                               40                   40,814
 Emeryville, CA, Public Financing Authority Rev.,
  Redevelopment Project, 6.5s, 2021                     1,230                1,321,795

                                                                        17 - MCA

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Special Assessment District - continued
 Pomona, CA, Public Financing Authority Rev.,
  5.75s, 2020                                          $1,645              $ 1,733,764
 San Jose, CA, Redevelopment Agency, MBIA,
  6s, 2010                                              1,000                1,144,940
 Santa Cruz County, CA, Redevelopment Agency
  (Oak/Soquel Community), 5.6s, 2017                    1,455                1,550,012
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2007                  1,150                  811,555
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2008                  1,125                  755,460
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2009                  1,175                  748,733
                                                                           -----------
                                                                           $19,943,485
--------------------------------------------------------------------------------------
Turnpike Revenue - 5.0%
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority Rev., FSA, 5.5s, 2015       $1,000              $ 1,092,410
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority Rev., MBIA, 5.5s, 2013       3,000                3,295,590
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2011                                          5,000                4,181,000
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2020                                         10,000                3,299,900
 Los Angeles County, CA, Metropolitan
  Transportation Authority, Sales Tax Rev., FSA,
  5s, 2019                                              3,000                2,992,230
                                                                           -----------
                                                                           $14,861,130
--------------------------------------------------------------------------------------
Universities - 2.6%
 California Community College Financing Authority
  Lease Rev., MBIA, 5s, 2013                           $1,760              $ 1,809,931
 California Educational Facilities Authority Rev.
  (California Western School of Law), MBIA,
  5s, 2018                                              1,000                1,001,170
 California Educational Facilities Authority Rev.
  (College & University), 6s, 2012                      1,400                1,510,782
 California Educational Facilities Authority Rev.
  (College & University), 6.3s, 2021                    1,000                1,083,160
 California Educational Facilities Authority Rev.
  (L.A. College of Chiropractic), 5.6s, 2017              500                  520,415
 Los Angeles, CA, Certificates of Participation,
  5.7s, 2018                                            1,900                1,942,142
                                                                           -----------
                                                                           $ 7,867,600
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 13.1%
 California Department of Water Resources,
  Central Valley Project Rev., 7s, 2012                $1,495              $ 1,878,198
 California Department of Water Resources,
  Central Valley Project Rev., 5.125s, 2015             1,250                1,290,363
 Fairfield-Suisun, CA, Sewer District Rev., MBIA,
  0s, 2006                                              2,080                1,561,851
 Los Angeles, CA, Wastewater Systems Rev., FGIC,
  5s, 2015                                              3,580                3,645,872
 Metropolitan Water District, Linked Savers, RIBS,
  5.75s, 2018                                          10,000               11,069,100
 Metropolitan Water District, Waterworks Rev.,
  5s, 2020                                              6,500                6,457,685
 Modesto, CA, Irrigation District, Financing
  Authority Rev., AMBAC, 5s, 2017                       3,000                3,027,300
 Sacramento, CA, Cogeneration Authority Project
  Rev., MBIA, 5s, 2016                                  1,000                1,013,280
 San Diego County, CA, Water Authority Rev.,
  5s, 2017                                              2,000                2,016,340

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 San Diego, CA, Water Utilities Network Systems
  Rev., FGIC, 5.375s, 2014                             $2,540             $  2,683,281
 San Diego, CA, Water Utilities Network Systems
  Rev., FGIC, 5s, 2016                                  4,500                4,540,590
                                                                          ------------
                                                                          $ 39,183,860
--------------------------------------------------------------------------------------
Other - 2.4%
 Anaheim, CA, Public Finance Authority Rev., FSA,
  6s, 2024                                             $1,000             $  1,152,750
 California Public Capital Improvements Financing
  Authority Rev., MBIA, 8.1s, 2018                      1,780                1,812,307
 Marin, CA, Emergency Radio Authority Rev.,
  AMBAC, 5s, 2015                                       1,530                1,560,569
 South Coast Air Quality Management District Rev.,
  AMBAC, 0s, 2005                                       3,480                2,710,155
                                                                          ------------
                                                                          $  7,235,781
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $264,174,640)                     $289,217,843
--------------------------------------------------------------------------------------

Floating Rate Demand Notes - 3.0%
--------------------------------------------------------------------------------------
 California Economic Development Financing
  Authority Rev., due 04/01/08                         $  200             $    200,000
 California Health Facilities Financing Authority
  Rev. (St. Joseph's Hospital), due 07/01/13              600                  600,000
 California Pollution Control Financing Authority
  Rev. (Control Revenue), due 11/01/00 - 10/01/06       1,700                1,700,000
 California Pollution Control Financing Authority
  Rev. (Shell Oil), due 10/01/10 - 10/01/11               700                  700,000
 California Statewide Community Development
  Authority (Sutter Health), due 07/01/15               4,400                4,400,000
 California Statewide Economic Development
  Finance, due 04/01/08                                 1,400                1,400,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $  9,000,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $273,174,640)                         $298,217,843

Other Assets, Less Liabilities - 0.1%                                          320,668
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $298,538,511
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


18 - MCA

Portfolio of Investments - March 31, 1999

MFS FLORIDA MUNICIPAL BOND FUND

Municipal Bonds - 96.5%

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 12.8%
 Dade County, FL, AMBAC, 7.125s, 2016                  $2,380              $ 3,008,701
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                          2,600                3,723,330
 Orlando, FL, Capital Improvement Special Rev.,
  5s, 2017                                              3,575                3,553,443
 Palm Beach County, FL, 6.5s, 2010                      2,000                2,347,080
                                                                           -----------
                                                                           $12,632,554
--------------------------------------------------------------------------------------
State and Local Appropriation - 1.0%
 Miami-Dade County, FL, Florida School Board,
  FSA, 5s, 2017                                        $1,000              $ 1,000,390
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.3%
 Altamonte Springs, FL, Health Facilities Rev.,
  5.7s, 2012                                           $1,175              $ 1,292,383
 Bay County, FL, School Board, Certificates of
  Participation, AMBAC, 6.75s, 2004+                    1,000                1,145,960
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, 7.2s, 2002           1,000                1,116,010
 Charlotte County, FL, Utility Rev., FGIC, 6.875s,
  2003                                                    500                  571,310
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2003                                  785                  876,751
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                            400                  566,260
 Florida Turnpike Authority Rev., "A" (Fitch Light),
  AMBAC, 7.125s, 2001                                   1,250                1,368,262
 Hillsborough County, FL, Capital Improvement
  Rev., (County Center), 6.75s, 2002                    1,500                1,659,990
 Palm Beach County, FL, School Board,
  Certification of Participation, AMBAC,
  6.375s, 2004+                                         2,000                2,253,940
 Port St. Lucie, FL, Utility Rev., Capital
  Appreciation, FGIC, 0s, 2006                          2,405                  721,043
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                                240                  262,613
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                              100                  110,330
 Tampa, FL, Allegheny Health System (St.
  Joseph's), MBIA, 6.5s, 2004                           1,000                1,145,120
                                                                           -----------
                                                                           $13,089,972
--------------------------------------------------------------------------------------
Airport and Port Revenue - 9.3%
 Broward County, FL, Airport Systems Rev.,
  AMBAC, 4.8s, 2014                                    $1,500              $ 1,481,970
 Hillsborough County, FL, Aviation Authority Rev.,
  (Delta Airlines), 6.8s, 2024                          1,500                1,612,575
 Hillsborough County, FL, Aviation Authority Rev.
  (Tampa International), FGIC, 5.875s, 2015               750                  820,717
 Hillsborough County, FL, Aviation Authority Rev.
  (US Air), 8.6s, 2022                                  2,400                2,663,496
 Miami-Dade County, FL, Florida Aviation Rev.,
  MBIA, 5.25s, 2018                                     1,500                1,513,590
 Pensacola FL, Airport Rev., MBIA, 5.625s, 2014         1,000                1,066,100
                                                                           -----------
                                                                           $ 9,158,448
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 17.0%
 Escambia County, FL, Utility Systems Rev., FGIC,
  0s, 2015                                             $1,000              $   463,440
 Escambia County, FL, Utility Systems Rev., FGIC,
  6.25s, 2015                                           1,500                1,739,925
 Hillsborough County, FL, Industrial Development
  Authority, Pollution Control Rev. (Tampa Electric
  Co.), 8s, 2022                                        3,000                3,427,680

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2011                               $5,000              $ 2,762,500
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2012                                3,000                1,559,970
 Orlando, FL, Utility Commission, Water and
  Electric Rev., 6.75s, 2017                            1,500                1,803,720
 Puerto Rico Electric Power Authority Rev., FSA,
  6s, 2016                                              2,000                2,189,240
 Puerto Rico Electric Power Authority Rev., MBIA,
  6.125s, 2008                                          2,400                2,745,504
                                                                           -----------
                                                                           $16,691,979
--------------------------------------------------------------------------------------
Health Care Revenue - 8.0%
 Brevard County, FL, Health Facilities Authority
  Rev. (Friendly Village), 9.25s, 2012                 $  350              $   357,948
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2014                                  215                  238,076
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), "B", 6s, 2014                              2,500                2,622,600
 Highlands County, FL, Health Facilities Authority
  Rev. (Adventist Health Systems), 5.25s, 2013          1,000                1,001,280
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National
  Benevolent), 6.4s, 2016                               1,825                1,962,787
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National Cypress),
  7s, 2014                                              1,250                1,366,463
 Orange County, FL, Industrial Development Rev.
  (Friendly Village), 9.25s, 2012                         335                  339,908
                                                                           -----------
                                                                           $ 7,889,062
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.2%
 Escambia County, FL, Industrial Development Rev.
  (Champion International), 6.8s, 2012                 $1,000              $ 1,090,770
 Escambia County, FL, Pollution Control Rev.
  (Champion International), 6.95s, 2007                 1,000                1,088,670
                                                                           -----------
                                                                           $ 2,179,440
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.9%
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, 6.5s, 2007          $1,000              $ 1,083,930
 Charlotte County, FL, Health Care Facilities Rev.
  (Bon Secours), FSA, 8.329s, 2027++++                  2,500                2,877,900
 Hillsborough County, FL, Industrial Development
  Rev. (University Community Hospital), MBIA,
  6.5s, 2019                                            1,000                1,198,970
 Jacksonville, FL, Hospital Rev. (University Medical
  Center), CONNIE LEE, 6.6s, 2013                         500                  541,565
 Tallahassee, FL, Health Facilities Rev. (Tallahassee
  Memorial Regional Medical Center), MBIA,
  6.625s, 2013                                          1,000                1,131,600
                                                                           -----------
                                                                           $ 6,833,965
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.6%
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2010   $1,000              $   588,540
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2011    1,000                  555,210
 Miami-Dade County, FL, Public Services Tax Rev.,
  FSA, 5.25s, 2016                                      1,685                1,732,702
 Puerto Rico Toll & Transportation Authority, MBIA,
  5.5s, 2015                                            1,500                1,638,615
                                                                           -----------
                                                                           $ 4,515,067
--------------------------------------------------------------------------------------

                                                                        19 - MFL

--------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.4%
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "D", FSA, 6.95s, 2012                         $  410      $   432,468
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "E", GNMA, 7s, 2024                               75           78,395
 Lee County, FL, Housing Financing Authority Rev.,
  GNMA, 6.5s, 2031                                                750          829,080
                                                                           -----------
                                                                           $ 1,339,943
--------------------------------------------------------------------------------------
Solid Waste Revenue - 3.4%
 Dade County, FL, Solid Waste Special Obligation,
  AMBAC, 5.125s, 2010                                          $1,250      $ 1,323,900
 Palm Beach County, FL, Solid Waste Authority Rev.,
  Improvement Series, "B", AMBAC, 5.375s, 2011                  1,000        1,056,290
 Tampa Bay, FL, Solid Waste System Rev. (McKay
  Bay Refuse), AMBAC, 4.75s, 2017                               1,000          965,300
                                                                           -----------
                                                                           $ 3,345,490
--------------------------------------------------------------------------------------
Special Assessment District - 2.0%
 Arbor Greene, FL, Community Development
  District, 5.75s, 2006                                        $  985      $   984,192
 Heritage Isles, FL, Community Development
  District, 5.75s, 2005                                         1,000        1,003,040
                                                                           -----------
                                                                           $ 1,987,232
--------------------------------------------------------------------------------------
Turnpike Revenue - 1.5%
 Florida Mid Bay Bridge Authority Rev., AMBAC,
  0s, 2018                                                     $1,000      $   367,910
 Orlando & Orange County, FL, Expressway Rev.,
  FGIC, 6.824s, 2004++++                                        1,000        1,112,610
                                                                           -----------
                                                                           $ 1,480,520
--------------------------------------------------------------------------------------
Universities - 1.2%
 Florida Housing Finance Corp. Rev. (Crossing at
  University Apartments), AMBAC, 5.1s, 2018                    $1,250      $ 1,236,225
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.8%
 Lee County, FL, Industrial Development Authority
  Rev. (Bonita Springs Utilities Project), MBIA,
  6.05s, 2015                                                  $1,000      $ 1,098,950
 Miramar, FL, Wastewater Improvement Rev., FGIC,
  6.75s, 2016                                                     955        1,094,459
 Seminole, FL, Water & Sewer Improvement Rev.,
  MBIA, 6s, 2019                                                3,000        3,407,250
 Tampa Bay, FL, Utility System Rev., FGIC, 5.125s, 2018         3,000        3,033,930
                                                                           -----------
                                                                           $ 8,634,589
--------------------------------------------------------------------------------------
Other - 3.1%
 Florida Department of Environmental Preservation
  Rev., MBIA, 5.5s, 2012                                       $2,295      $ 2,456,339
 Palm Beach County, FL, Criminal Justice, FGIC,
  5.75s, 2013                                                     500          558,670
                                                                           -----------
                                                                           $ 3,015,009
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $87,228,485)                       $95,029,885
--------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
--------------------------------------------------------------------------------------
 Pinellas County, FL, Health Facility Authority, due
  12/01/15, at Identified Cost                                 $  900      $   900,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $88,128,485)                           $95,929,885

Other Assets, Less Liabilities - 2.6%                                        2,510,384
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                        $98,440,269
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

MFS GEORGIA MUNICIPAL BOND FUND

Municipal Bonds - 95.3%

--------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
General Obligation - 10.7%
 Dalton, GA, Development Authority Rev., MBIA,
  5.5s, 2017                                                   $1,000       $1,070,780
 Fulton County, GA, School District, 6.375s, 2010               2,000        2,325,360
 Fulton County, GA, School District, 6.375s, 2012               1,000        1,168,390
 Fulton County, GA, School District, 6.375s, 2016               1,000        1,176,940
 Marietta, GA, 5s, 2013                                           750          768,563
 State of Georgia, 6.25s, 2011                                  1,000        1,166,930
                                                                            ----------
                                                                            $7,676,963
--------------------------------------------------------------------------------------
State and Local Appropriation - 7.2%
 Georgia Municipal Assn., Installment Sale
  Program (Atlanta Detention Center), FSA,
  5s, 2014                                                     $4,350       $4,409,595
 Marietta, GA, 5s, 2015                                           750          760,920
                                                                            ----------
                                                                            $5,170,515
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 5.6%
 Fulton County, GA, Water & Sewage Rev., FGIC,
  6.375s, 2014                                                 $3,150       $3,672,491
 Territory of Virgin Islands, 7.75s, 2001                         335          362,292
                                                                            ----------
                                                                            $4,034,783
--------------------------------------------------------------------------------------
Airport and Port Revenue - 13.2%
 Atlanta, GA, Airport Facilities Rev., AMBAC,
  0s, 2010                                                     $6,000       $3,461,160
 Atlanta, GA, Airport Facilities Rev., MBIA, 0s, 2010           5,100        2,941,986
 Commonwealth of Puerto Rico, Ports Authority
  (American Airlines), 6.25s, 2026                              1,425        1,528,825
 Fulton County, GA, Development Authority,
  5.3s, 2013                                                    1,500        1,487,790
                                                                            ----------
                                                                            $9,419,761
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 11.9%
 Appling County, GA, Development Authority
  (Ogelthorpe Power Corp.), MBIA, 7.15s, 2021                  $1,400       $1,589,210
 Commonwealth of Puerto Rico, Electric Power
  Authority, Power Rev., MBIA, 5.25s, 2016                      1,000        1,041,820
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 5.5s, 2009                                             1,225        1,329,162
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 0s, 2013                                               1,675          860,514
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 6.5s, 2020                                              1,250        1,485,025
 Georgia Municipal Gas Authority, Gas Rev. (City
  Of Toccoa), AMBAC, 5s, 2019                                   1,000          989,910
 Monroe County, GA, Development Authority,
  Pollution Control Rev. (Oglethorpe Power),
  6.8s, 2012                                                    1,000        1,171,890
                                                                            ----------
                                                                            $8,467,531
--------------------------------------------------------------------------------------
Health Care Revenue - 4.2%
 Richmond County, GA, Development Authority,
  Nursing Home Refunding (Beverly Enterprises),
  8.75s, 2011                                                  $1,190       $1,316,568
 Royston, GA, Hospital Authority Rev. (Cobb
  Health), 7.375s, 2014                                         1,565        1,651,451
                                                                            ----------
                                                                            $2,968,019
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 11.8%
 Adel County, GA, Industrial Development
  Authority, Pollution Control Rev. (Weyerhaeuser
  Co.), 9s, 2006                                               $1,000       $1,003,170

20 - MGA

--------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Cartersville, GA, Developement Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Busch
  Cos., Inc.), 5.625s, 2009                                    $1,500       1,610,850
 Emanuel County, GA, Development Authority
  (Figgie Properties), 7.95s, 2004                                475         478,781
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Hershey Foods
  Corp.), 6.6s, 2012                                            1,150       1,245,462
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Stone Container
  Corp.), 7.4s, 2026                                            1,750       1,929,112
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Union Camp Corp.),
  6.15s, 2017                                                   1,000       1,115,980
 Wayne County, GA, Solid Waste Rev. (ITT-
  Rayonier, Inc.), 8s, 2015                                     1,000       1,059,950
                                                                           ----------
                                                                            8,443,305
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.0%
 Albany-Dougherty County, GA, Hospital Authority
  Rev. (Phoebe Putney Memorial Hospital, Inc.),
  7.37s, 2013++++                                              $1,550      $ 1,743,595
 Chatham County, GA, Hospital Authority Rev.,
  AMBAC, 5.25s, 2011                                            1,100        1,148,873
 Savannah, GA, Hospital Authority Rev. (St.
  Josephs/Candler Health Systems), FSA, 5s, 2018                2,900        2,857,370
                                                                           -----------
                                                                           $ 5,749,838
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.7%
 Cobb County, GA, Housing Authority Rev.
  (Signature Place Project), 6.875s, 2017                      $1,445      $ 1,533,521
 Hinesville, GA, Leased Housing Corp. Rev.
  (Baytree Apartments), FHA, 6.7s, 2017                           900          964,881
 St. Mary's, GA, Housing Authority (Cumberland
  Oaks Apartments), FNMA, 7.375s, 2022                          1,470        1,538,575
                                                                           -----------
                                                                           $ 4,036,977
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.4%
 Territory of Virgin Islands, Finance Authority,
  5.5s, 2018                                                   $1,000      $ 1,007,220
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.2%
 DeKalb County, GA, Housing Authority Rev.,
  GNMA, 7.75s, 2022                                            $  470      $   485,322
 Georgia Housing & Finance Authority Rev., 0s,
  2031                                                          5,490          508,649
 Georgia Residential Finance Authority Rev., FHA,
  8s, 2020                                                        275          286,011
 Georgia Residential Finance Authority Rev., FHA,
  7.25s, 2021                                                     300          318,561
                                                                           -----------
                                                                           $ 1,598,543
--------------------------------------------------------------------------------------
Universities - 2.6%
 Marietta, GA, Development Authority Rev.
  (Southern Polytech), 6.25s, 2027                             $1,000      $ 1,012,900
 Private Colleges & Universities Authority, Georgia
  Rev. (Agnes Scott College), MBIA, 5.25s, 2013                   790          825,858
                                                                           -----------
                                                                           $ 1,838,758
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.8%
 Brunswick, GA, Water and Sewer Rev., MBIA,
  6.1s, 2014                                                   $1,000      $ 1,151,540
 Carroll County, GA, Water Authority, Water &
  Sewer Rev., AMBAC, 5.25s, 2015                                1,000        1,034,330

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 Cartersville, GA, Water and Sewer Rev., AMBAC,
  7.2s, 2012                                                   $2,225      $ 2,379,571
 Fulton County, GA, Water & Sewage Rev., FGIC,
  6.375s, 2014                                                    100          116,599
 Macon, GA, Water Authority, Water & Sewer
  Rev., 5.25s, 2012                                             1,000        1,040,810
 Macon, GA, Water Authority, Water & Sewer
  Rev., 5.25s, 2014                                             1,000        1,037,230
 Paulding County, GA, Water & Sewer Rev.,
  AMBAC, 5.25s, 2015                                              935          967,930
                                                                           -----------
                                                                           $ 7,728,010
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $63,271,182)                       $68,140,223
--------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.7%
--------------------------------------------------------------------------------------
 Georgia Hospital Financing Authority Rev.
  (Hospital Loan Program), due 03/01/01, at
  Identified Cost                                              $  500      $   500,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $63,771,182)                           $68,640,223

Other Assets, Less Liabilities - 4.0%                                        2,836,896
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                        $71,477,119
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


                                                                        21 - MGA

Portfolio of Investments - March 31, 1999

MFS MARYLAND MUNICIPAL BOND FUND

Municipal Bonds - 97.6%

--------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
General Obligation - 13.4%
 Anne Arundel County, MD, 4.9s, 2011###                        $1,005      $ 1,025,291
 Baltimore, MD, Consolidated Public Improvement,
  7.15s, 2009                                                   2,120        2,602,236
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2009                                                700          748,685
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2010                                                815          868,325
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2011                                              900          966,483
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2013                                              770          819,111
 Baltimore, MD, Consolidated Public Improvement,
  MBIA, 7s, 2009                                                1,000        1,215,890
 Commonwealth of Puerto Rico, MBIA, 5.75s, 2010                 2,000        2,238,460
 Howard County, MD, Metropolitan District,
  0s, 2008                                                      1,975        1,325,087
 Montgomery County, MD, Public Improvement,
  0s, 2009                                                      4,000        2,564,720
 Prince George's County, MD, 0s, 2007                           5,110        3,590,235
 State of Maryland, 9s, 1999                                      350          358,393
 State of Maryland, 5s, 2007                                    1,000        1,058,700
 Washington, MD, Suburban Sanitation District,
  6.1s, 2015                                                    1,070        1,163,336
 Washington, MD, Suburban Sanitation District,
  5.25s, 2016                                                     865          883,926
                                                                           -----------
                                                                           $21,428,878
--------------------------------------------------------------------------------------
State and Local Appropriation - 11.0%
 Calvert County, MD, Community Lease Rev.,
  7.2s, 2010+                                                  $  750      $   799,020
 Howard County, MD, Certificates of Participation,
  8.15s, 2021+                                                    450          629,748
 Howard County, MD, Certificates of Participation,
  "A", 8s, 2019+                                                  805        1,096,201
 Howard County, MD, Certificates of Participation,
  "B", 8s, 2019+                                                  385          524,270
 Howard County, MD, Certificates of Participation,
  "C", 8s, 2019+                                                  680          925,983
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., AMBAC, 5.875s, 2012+                            1,000        1,094,210
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2005+                                2,495        1,923,595
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2006+                                2,490        1,829,901
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2011+                                3,675        2,069,760
 Prince George's County, MD, Equipment
  Acquisition Program, MBIA, 3.8s, 2003                         2,000        1,999,960
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2004+                          980          792,869
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2006+                        1,800        1,322,820
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2009+                        1,500          945,615
 Puerto Rico Public Finance Corp., 5.375s, 2016                 1,520        1,729,851
                                                                           -----------
                                                                           $17,683,803
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.4%
 Commonwealth of Puerto Rico, 6.5s, 2004                       $2,000      $ 2,275,640
 Commonwealth of Puerto Rico, Public
  Improvement Rev., 6.8s, 2002                                  1,500        1,662,900

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)            Value
--------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Maryland Health & Higher Education Facilities
  Authority Rev. (Good Samaritan Hospital),
  5.7s, 2009                                                   $1,085      $ 1,204,882
 Maryland Health & Higher Education Facilities
  Authority Rev. (Kennedy Institute), 6.75s, 2001                 500          533,510
 Maryland Health & Higher Education Facilities
  Authority Rev. (Sinai Hospital/Baltimore),
  AMBAC, 7s, 2000                                               1,500        1,594,440
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 6.5s, 2001                                     1,000        1,062,810
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 7s, 2001                                       1,840        2,009,188
 Maryland Health & Higher Educational Facilities
  Authority Rev. (Howard County General
  Hospital), 5.5s, 2021                                         4,000        4,196,800
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2006              1,135          835,428
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2008              1,400          934,052
 Prince George's County, MD, Hospital Rev.
  (Dimensions Health Corp.), 7.25s, 2002                        2,000        2,246,760
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                                    500          671,700
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                                      1,000        1,094,220
 Washington, MD, Suburban Sanitation District,
  6.9s, 2001                                                    1,045        1,136,249
                                                                           -----------
                                                                           $21,458,579
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 1.3%
 Prince George's County, MD (Potomac Electric),
  5.75s, 2010                                                  $2,000      $ 2,188,040
--------------------------------------------------------------------------------------
Health Care Revenue - 3.8%
 Berlin, MD, Hospital Rev. (Atlantic General
  Hospital), 8.375s, 2022                                      $1,327      $ 1,415,386
 Maryland Health & Higher Education Facilities
  Authority Rev. (Bradford Oaks Center), 6.375s,
  2027                                                          1,500        1,533,765
 Maryland Health & Higher Education Facilities
  Authority Rev. (Doctors Community Hospital),
  5.5s, 2024                                                    2,000        1,989,400
 Maryland Health & Higher Education Facilities
  Authority Rev. (Johns Hopkins Hospital), 0s, 2010             2,000        1,195,960
                                                                           -----------
                                                                           $ 6,134,511
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.7%
 Baltimore, MD, Port Facilities Rev. (DuPont (E.I.)
  de Nemours), 6.5s, 2011                                      $1,500      $ 1,642,305
 Cecil County, MD, Commissioners Industrial
  Development Rev. Board, 5.25s, 2006                           1,000        1,051,880
 Northeast Maryland Waste Disposal Authority
  Resources Recovery Rev. (Baltimore Resco
  Retrofit), 5s, 2012                                           1,000          983,870
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 10.5s, 2004                            150          151,703
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 9.125s, 2015                           500          508,830
                                                                           -----------
                                                                           $ 4,338,588
--------------------------------------------------------------------------------------

22 - MMD

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 10.8%
 Maryland Health & Higher Education Facilities
  Authority Rev. (Frederick Memorial Hospital),
  FGIC, 5.25s, 2013                                    $4,550              $ 4,767,808
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mercy Medical Center), FSA,
  5.625s, 2017                                          1,800                1,899,090
 Maryland Health & Higher Educational Authority
  Rev. (Anne Arundel Medical Center), FSA,
  5.1s, 2018                                            1,400                1,405,278
 Maryland Health & Higher Educational Authority
  Rev. (Upper Chesapeake Hospital), FSA, 5.5s,
  2020                                                  2,000                2,072,120
 Maryland Health & Higher Educational Facilities
  Authority Rev. (Medlantic/Helix), AMBAC,
  5.25s, 2013                                           2,145                2,228,655
 Maryland Health & Higher Educational Facilities
  Authority Rev. (Memorial Hospital at Easton),
  MBIA, 5.25s, 2011                                     1,615                1,693,764
 Maryland Health & Higher Educational Facilities
  Authority Rev. (Memorial Hospital at Easton),
  MBIA, 5.25s, 2013                                     1,470                1,524,669
 Maryland Industrial Development Finance
  Authority, Economic Development Rev. (Bon
  Secours Health System), FSA, 8.228s, 2022++++         1,400                1,752,828
                                                                           -----------
                                                                           $17,344,212
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.2%
 Baltimore, MD, City Housing, FHA, 7.75s, 2009         $  880              $   887,700
 Baltimore, MD, City Housing, FNMA, 7.25s, 2023         1,200                1,225,140
 Maryland Community Development Administration,
  7.375s, 2021                                            330                  348,424
 Maryland Community Development Administration,
  0s, 2032                                             11,605                  914,822
 Maryland Community Development Administration,
  7.8s, 2032                                            1,190                1,243,574
 Montgomery County, MD, Housing Opportunities
  Commission, 7.375s, 2032                                440                  462,783
                                                                           -----------
                                                                           $ 5,082,443
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.3%
 Virgin Islands Public Finance Authority,
  5.875s, 2018                                         $1,000              $ 1,032,080
 Virgin Islands Public Finance Authority, 5.5s, 2022    1,000                1,001,270
                                                                           -----------
                                                                           $ 2,033,350
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.8%
 Maryland Community Development Administration,
  7.7s, 2015                                           $  580              $   601,060
 Maryland Community Development Administration,
  5.875s, 2016                                          2,000                2,096,940
 Maryland Community Development Administration,
  7.3s, 2025                                            1,250                1,334,062
 Maryland Community Development Administration,
  6.75s, 2026                                           2,250                2,394,810
 Maryland Community Development Administration
  Department, Housing & Community Dev., 5s, 2017        1,500                1,492,710
 Montgomery County, MD, Housing Opportunities
  Commission, 7.5s, 2017                                  365                  380,035
 Prince George's County, MD, Housing Authority
  Rev., GNMA, 4.8s to 2000, 5.375s to 2018              1,000                1,001,690
                                                                           -----------
                                                                           $ 9,301,307
--------------------------------------------------------------------------------------

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Solid Waste Revenue - 5.0%
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), 6s, 2006                        $1,000              $ 1,091,080
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), MBIA, 6.3s, 2016                 2,000                2,163,060
 Northeast Maryland Waste Disposal Authority
  (Southwest County Resource Recovery), MBIA,
  7.2s, 2005                                            1,000                1,147,850
 Prince George's County, MD (Solid Waste
  Management), FSA, 5.25s, 2013                         3,500                3,593,975
                                                                           -----------
                                                                           $ 7,995,965
--------------------------------------------------------------------------------------
Turnpike Revenue - 3.3%
 Puerto Rico Commonwealth Highway &
  Transportation Authority, Highway Rev., FSA,
  5.5s, 2013                                           $1,850              $ 2,032,281
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2012                                    1,000                1,086,640
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                      2,000                2,162,060
                                                                           -----------
                                                                             5,280,981
--------------------------------------------------------------------------------------
Universities - 10.8%
 Annapolis, MD, Economic Development Rev.
  (St. John's College), 5.5s, 2018                     $  750              $   755,123
 Maryland Health & Higher Educational Facilities
  Authority Rev. (John Hopkins University),
  5.125s, 2020                                          6,000                6,071,340
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University),
  5.625s, 2027                                          1,400                1,479,072
 Maryland Health & Higher Education Facilities
  Authority Rev. (Loyola College), MBIA, 5.5s, 2016     3,000                3,175,860
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mount St. Mary's College),
  6.5s, 2009                                              494                  526,262
 Morgan, MD, State University, Academic &
  Auxiliary Facilities Rev., MBIA, 6.05s, 2015          1,500                1,705,950
 University of Maryland, Auxiliary Facilities &
  Tuition Rev., 0s, 2004                                1,000                  803,460
 University of Maryland, Auxiliary Facilities &
  Tuition Rev., 5s, 2009                                1,385                1,452,782
 University of Maryland Systems Auxiliary
  Facilities & Tuition Rev., 5s, 2010                   1,250                1,301,712
                                                                           -----------
                                                                           $17,271,561
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.4%
 Baltimore, MD, Wastewater Rev., FGIC, 6s, 2015        $1,000              $ 1,130,320
 Baltimore, MD, Wastewater Rev., MBIA,
  5.65s, 2020++++                                       2,000                2,172,000
 Baltimore, MD, Wastewater Rev., MBIA,
  7.88s, 2020++++                                       3,000                3,515,160
 Baltimore, MD, FGIC, 5.375s, 2015                      1,765                1,854,450
                                                                           -----------
                                                                           $ 8,671,930
--------------------------------------------------------------------------------------
Other - 6.4%
 Baltimore County, MD, 5.375s, 2013                    $1,600              $ 1,623,680
 Baltimore, MD, Convention Center Rev., MBIA,
  5.5s, 2014                                            2,695                2,880,146
 Maryland Industrial Development Finance
  Authority (American Center for Physics),
  6.625s, 2017                                          1,500                1,612,785
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8s, 2012                  2,825                3,206,629

                                                                        23 - MMD

------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)             Value
------------------------------------------------------------------------------------
Other - continued
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8.25s, 2012                   $  835      $    876,074
                                                                        ------------
                                                                        $ 10,199,314
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $144,098,806)                   $156,413,462
------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
------------------------------------------------------------------------------------
 Lincoln County, WY, Pollution Control Rev. (Exxon),
  due 11/01/14                                              $  400      $    400,000
 Maricopa County, AZ, Industrial Development
  Authority (Samaritan Health Services Hospital),
  due 12/01/08                                               1,000         1,000,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                    $  1,400,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $145,498,806)                       $157,813,462

Other Assets, Less Liabilities - 1.5%                                      2,349,732
------------------------------------------------------------------------------------
Net assets - 100.0%                                                     $160,163,194
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Municipal Bonds - 97.9%

------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)             Value
------------------------------------------------------------------------------------
General Obligation - 17.5%
 Belmont, MA, 5s, 2015                                     $ 2,165       $ 2,199,056
 Central Berkshire, MA, Regional School District,
  FSA, 5.25s, 2014                                           1,610         1,673,209
 Central Berkshire, MA, Regional School District,
  FSA, 5.25s, 2016                                           1,610         1,654,017
 Central Berkshire, MA, Regional School District,
  FSA, 5.25s, 2019                                           2,290         2,321,602
 Commonwealth of Massachusetts, 0s, 2004                    10,000         7,981,600
 Commonwealth of Massachusetts, 0s, 2005                     2,000         1,540,260
 Commonwealth of Massachusetts, 0s, 2005                     2,000         1,519,280
 Commonwealth of Massachusetts, 5s, 2017                     2,000         2,003,760
 Commonwealth of Massachusetts, FGIC, 0s, 2006               4,000         2,970,440
 Commonwealth of Massachusetts, FGIC, 7s, 2009               1,250         1,502,400
 Commonwealth of Massachusetts, MBIA,
  7.5s, 2004                                                 2,850         3,263,934
 Fitchburg, MA, MBIA, 5s, 2015                               2,480         2,516,704
 Haverhill, MA, FGIC, 5s, 2017                               1,000         1,002,640
 Holyoke, MA, 8s, 2001                                         380           401,842
 Lawrence, MA, AMBAC, 9.75s, 2002                              600           697,542
 Lowell, MA, 8.4s, 2009                                      1,000         1,092,130
 Lynn, MA, AMBAC, 5.125s, 2018                               3,690         3,730,110
 Malden, MA, MBIA, 5.1s, 2017                                2,000         2,022,980
 Northbridge, MA, 7.6s, 2001                                   325           350,344
 Norton, MA, FGIC, 5.125s, 2014                              1,000         1,027,180
 Norton, MA, FGIC, 5.125s, 2015                              1,000         1,020,970
 Springfield, MA, FSA, 5.25s, 2014                           2,000         2,085,840
 Ware, MA, FGIC, 5s, 2018                                    2,000         1,999,100
                                                                         -----------
                                                                         $46,576,940
------------------------------------------------------------------------------------
State and Local Appropriation - 10.7%
 Massachusetts Bay Transportation Authority,
  (General Transportation System), 6.2s, 2016              $10,400       $11,941,176
 Massachusetts Bay Transportation Authority,
  FGIC, 5s, 2019                                             2,475         2,444,112
 Massachusetts Bay Transportation Authority,
  7s, 2021                                                   5,000         6,196,800
 Plymouth County, MA, Correctional Facilities,
  AMBAC, 5.125s, 2018                                        5,000         5,027,100
 Puerto Rico Public Finance Corp., AMBAC, 5.375s,
  2016                                                       2,500         2,845,150
                                                                         -----------
                                                                         $28,454,338
------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.8%
 Commonwealth of Massachusetts, AMBAC,
  6.75s, 2001                                              $ 2,350       $ 2,559,174
 Haverhill, MA, FGIC, 7s, 2002                               1,250         1,395,250
 Holyoke, MA, MBIA, 8s, 1999                                 1,700         1,858,032
 Holyoke, MA, MBIA, 8.1s, 2002                                 500           578,960
 Martha's Vineyard, MA, Land Bank (Land
  Acquisition), 8.125s, 2001                                 3,500         3,847,620
 Massachusetts Federally Assisted Housing,
  0s, 2009                                                   4,995         1,147,701
 Massachusetts Health & Education Facilities
  Authority (Brigham & Women's Hospital), MBIA,
  6.75s, 2001                                                1,000         1,086,620
 Massachusetts Health & Education Facilities
  Authority (Fairview Extended Care Facility),
  10.25s, 2001                                               2,000         2,278,080
 Massachusetts Health & Education Facilities
  Authority (Massachusetts Eye & Ear Infirmary),
  7.375s, 2001                                               3,000         3,296,400
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  6.875s, 2000                                               5,600         6,198,640

24 - MMA

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Massachusetts Health & Education Facilities
  Authority (Newton-Wellesley Hospital), 8s, 2000      $1,675              $ 1,800,558
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2001                                   1,585                1,738,270
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2001                                   2,900                3,180,430
 Massachusetts Industrial Finance Agency
  (Emerson College), 8.9s, 2000                         1,000                1,107,130
 Massachusetts Industrial Finance Agency (Vinfen
  Corp.), 7.1s, 2003                                      645                  743,530
 Massachusetts Industrial Finance Agency, Tunnel
  Rev. (Massachusetts Turnpike), 9s, 2000               7,910                8,679,959
 Massachusetts Port Authority, 12.75s, 1999               410                  475,776
 Massachusetts Port Authority Rev., "C", ETM,
  13s, 1999                                               780                1,297,670
 Nantucket Island, MA, Land Bank, 7.75s, 2001           1,200                1,328,136
                                                                           -----------
                                                                           $44,597,936
--------------------------------------------------------------------------------------
Airport and Port Revenue - 5.9%
 Massachusetts Port Authority, 5s, 2015                $5,600              $ 5,628,336
 Massachusetts Port Authority, FGIC, 7.5s, 2020         3,440                3,650,734
 Massachusetts Port Authority (USAIR), MBIA,
  5.625s, 2011                                          2,140                2,291,319
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                            2,370                2,518,789
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                           1,500                1,609,290
                                                                           -----------
                                                                           $15,698,468
--------------------------------------------------------------------------------------
Health Care Revenue - 8.6%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                                $  620              $   643,132
 Massachusetts Health & Education Facilities
  Authority (Children's Hospital), 6.125s, 2012         2,285                2,431,240
 Massachusetts Health & Education Facilities
  Authority (Dana Farber), 6.25s, 2022                  1,000                1,084,260
 Massachusetts Health & Educational Facilities
  (Jordan Hospital), 5.25s, 2018                        2,655                2,585,280
 Massachusetts Health & Education Facilities
  Authority (North Adams Regional Hospital),
  6.625s, 2018                                          1,000                1,080,440
 Massachusetts Health & Educational Facilities
  Authority Rev., Obligation Group A (Caritas
  Christi), 5.7s, 2015                                  1,000                1,004,600
 Massachusetts Industrial Finance Agency
  (Beverly Enterprises), 8.375s, 2009                   4,040                4,420,487
 Massachusetts Industrial Finance Agency
  (Evanswood), 7.625s, 2014                             1,200                1,280,160
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2004         5,000                4,022,850
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2010         5,300                3,077,816
 Massachusetts Industrial Finance Agency
  (Needham/Hamilton House), 11s, 2010                     400                  416,316
 Massachusetts Industrial Finance Agency (WNR,
  Inc.), 9s, 2023                                         925                  792,170
                                                                           -----------
                                                                           $22,838,751
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.8%
 Massachusetts Industrial Finance Agency (Welch
  Foods Inc.), 5.6s, 2017                              $1,700              $ 1,737,400

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Springfield, MA, Industrial Development Finance
  Agency (Terminal Building), 8s, 2001                 $  301              $   307,536
                                                                           -----------
                                                                           $ 2,044,936
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.5%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Alzheimers Center), FHA,
  5.5s, 2012                                           $  750              $   780,187
 Massachusetts Health & Education Facilities
  Authority, (Partners Healthcare) MBIA, 5.375s,
  2018                                                  2,000                2,040,780
 Massachusetts Health & Education Facilities
  Authority (Beth Israel Hospital), AMBAC,
  8.826s, 2025++++                                      5,000                5,748,050
 Massachusetts Health & Education Facilities
  Authority (Newton Wellsley College), MBIA,
  6.125s, 2015                                          1,000                1,108,700
 Massachusetts Health & Educational Facilities
  Authority Rev. (Central New England Health),
  AMBAC, 5.5s, 2014                                     1,250                1,325,075
 Massachusetts Health & Educational Facilities
  Authority Rev. (UMass Memorial), AMBAC,
  5.25s, 2014                                           1,000                1,035,060
                                                                           -----------
                                                                           $12,037,852
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.1%
 Massachusetts Housing Finance Agency, FNMA,
  6.9s, 2025                                           $1,700              $ 1,835,898
 Somerville, MA, Housing Authority Rev.
  (Clarendon Hill), GMNA, 7.85s, 2010                     910                  949,194
                                                                           -----------
                                                                           $ 2,785,092
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
 Commonwealth of Massachusetts, 5s, 2017               $3,250              $ 3,226,567
 Virgin Islands Public Finance Authority, 5.875s,
  2018                                                  3,020                3,116,882
 Virgin Islands Public Finance Authority, 5.5s, 2022    3,000                3,003,810
                                                                           -----------
                                                                           $ 9,347,259
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.6%
 Massachusetts Housing Finance Agency,
  7.95s, 2023                                          $  200              $   208,976
 Massachusetts Housing Finance Agency,
  6.6s, 2026                                              910                  960,751
 Massachusetts Industrial Finance Agency, MBIA,
  6.35s, 2022                                           3,000                3,167,070
                                                                           -----------
                                                                           $ 4,336,797
--------------------------------------------------------------------------------------
Solid Waste Revenue - 0.8%
 Massachusetts Industrial Finance Agency (Ogden
  Haverhill), 5.6s, 2019                               $2,000              $ 2,013,600
--------------------------------------------------------------------------------------
Turnpike Revenue - 1.2%
 Massachusetts Turnpike Authority, Metropolitan
  Highway Systems Rev., AMBAC, 5.25s, 2015             $3,080              $ 3,165,070
--------------------------------------------------------------------------------------
Universities - 13.6%
 Massachusetts Development Finance Agency
  Rev. (Eastern Nazarine College), 5.625s, 2019        $1,800              $ 1,800,072
 Massachusetts Development Finance Agency
  Rev. (Williston Northampton School), 6.5s, 2028       1,000                1,014,480
 Massachusetts Health & Education Facilities
  Authority (Boston College), 5.25s, 2018               3,500                3,524,640
 Massachusetts Health & Education Facilities
  Authority (Boston College), 5.25s, 2023               4,350                4,366,965

                                                                        25 - MMA

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                     Value
--------------------------------------------------------------------------------------
Universities - continued
 Massachusetts Health & Education Facilities
  Authority (Boston University), MBIA, 9.801s, 2031   $5,000              $  5,822,650
 Massachusetts Health & Education Facilities
  Authority (Wheaton College), 5.25s, 2019             1,000                   999,260
 Massachusetts Industrial Finance Agency Rev.
  (Babson College), 5.25s, 2027                        3,000                 2,978,670
 Massachusetts Industrial Finance Agency Rev.
  (Belmont Hill School), 5.625s, 2020                  1,250                 1,284,962
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2004                1,000                   801,290
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2005                1,000                   763,900
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2009                1,000                   625,850
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2010                1,000                   591,860
 Massachusetts Industrial Finance Agency Rev.
  (Brandeis University), MBIA, 0s, 2011                  500                   279,310
 Massachusetts Industrial Finance Agency Rev.
  (Concord Academy), 5.5s, 2027                        1,000                 1,005,780
 Massachusetts Industrial Finance Agency Rev.
  (Curry College), 8s, 2010                              530                   573,704
 Massachusetts Industrial Finance Agency Rev.
  (Curry College), 8s, 2014                            1,820                 1,952,914
 Massachusetts Industrial Finance Agency Rev.
  (Groton School), 5s, 2018                            3,060                 3,022,852
 Massachusetts Industrial Finance Agency Rev.
  (Lesley College), 6.3s, 2025                         2,000                 2,237,760
 Massachusetts Industrial Finance Agency Rev.
  (Tabor Academy), 5.4s, 2018                          1,000                 1,003,830
 Massachusetts Industrial Finance Agency Rev.
  (Western New England College), AMBAC,
  5s, 2018                                             1,555                 1,543,431
                                                                          ------------
                                                                          $ 36,194,180
--------------------------------------------------------------------------------------

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                     Value
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.3%
 Massachusetts Water Pollution Abatement,
  5.125s, 2014                                        $1,000              $  1,020,770
 Massachusetts Water Pollution Abatement,
  5.125s, 2016                                         1,600                 1,629,376
 Massachusetts Water Resources Authority,
  5s, 2016                                             1,000                 1,002,110
 Massachusetts Water Resources Authority,
  6.5s, 2019                                           8,470                 9,954,792
 Massachusetts Water Resources Authority,
  AMBAC, 5.25s, 2015                                   5,000                 5,249,400
 Massachusetts Water Resources Authority,
  MBIA, 5.25s, 2020                                    3,000                 3,020,490
                                                                          ------------
                                                                          $ 21,876,938
--------------------------------------------------------------------------------------
Other - 3.0%
 Commonwealth of Massachusetts, 5.125s, 2013          $4,000              $  4,132,920
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  9.25s, 2014                                          2,250                 2,332,373
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  8s, 2020                                             1,500                 1,560,735
                                                                          ------------
                                                                          $  8,026,028
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $238,970,730)                     $259,994,185
--------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.2%
--------------------------------------------------------------------------------------
 Massachusetts Health & Educational Facilities
  Authority, Variable Rate-Cap Assets Prog-Ser D,
  due 01/01/35, at Identified Cost                    $  500              $    500,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $239,470,730)                         $260,494,185

Other Assets, Less Liabilities - 1.9%                                        5,101,367
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $265,595,552
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements
Portfolio Footnotes:
++++       Inverse floating rate security.
+          Restricted security.
[sec][sec] When-issued security. At March 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
###        Security segregated as collateral for an open futures contract.

26 - MMA

Financial Statements

Statements of Assets and Liabilities

----------------------------------------------------------------------------------------------------------------------
                                                                            Alabama           Arkansas      California
March 31, 1999                                                                 Fund               Fund            Fund
----------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                      $ 80,896,621       $123,730,355    $273,174,640
  Unrealized appreciation                                                 5,501,116         10,216,153      25,043,203
                                                                       ------------       ------------    ------------
    Total investments, at value                                        $ 86,397,737       $133,946,508    $298,217,843
 Cash                                                                        99,443             24,554          52,649
 Receivable for Fund shares sold                                            136,670             73,805         605,477
 Receivable for investments sold                                          1,322,637             19,460          35,000
 Interest receivable                                                      1,330,491          1,860,689       3,395,486
 Other assets                                                                 1,093              1,834           3,606
                                                                       ------------       ------------    ------------
    Total assets                                                       $ 89,288,071       $135,926,850    $302,310,061
                                                                       ------------       ------------    ------------
Liabilities:
 Distributions payable                                                 $    207,753       $    292,626    $    617,861
 Payable for Fund shares reacquired                                          30,459            312,422          25,731
 Payable for investments purchased                                        2,169,837             --           3,002,083
 Payable for when-issued investments purchased                            1,506,753             --              --
 Payable to affiliates -
  Management fee                                                                930              1,479           1,627
  Shareholder servicing agent fee                                               122                416             915
  Distribution and service fee                                                  815             --               7,023
  Administrative fee                                                             35                 55             122
 Accrued expenses and other liabilities                                      68,183             67,042         116,188
                                                                       ------------       ------------    ------------
    Total liabilities                                                  $  3,984,887       $    674,040    $  3,771,550
                                                                       ------------       ------------    ------------
Net assets                                                             $ 85,303,184       $135,252,810    $298,538,511
                                                                       ------------       ------------    ------------
Net assets consist of:
 Paid-in capital                                                       $ 78,579,851       $131,872,306    $279,636,634
 Unrealized appreciation on investments                                   5,501,116         10,216,153      25,043,203
 Accumulated undistributed net realized gain (loss) on investments          987,396         (6,702,048)     (5,796,121)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                     234,821           (133,601)       (345,205)
                                                                       ------------       ------------    ------------
    Total                                                              $ 85,303,184       $135,252,810    $298,538,511
                                                                       ------------       ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                  6,863,998         12,291,409      38,508,371
 Class B                                                                  1,064,221          1,046,135      10,429,942
 Class C                                                                     --                 --           1,724,075
                                                                       ------------       ------------    ------------
    Total shares of beneficial interest outstanding                       7,928,219         13,337,544      50,662,388
                                                                       ------------       ------------    ------------
Net assets:
 Class A                                                               $ 73,850,707       $124,643,621    $226,902,580
 Class B                                                                 11,452,477         10,609,189      61,457,853
 Class C                                                                     --                 --          10,178,078
                                                                       ------------       ------------    ------------
    Total net assets                                                   $ 85,303,184       $135,252,810    $298,538,511
                                                                       ------------       ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)     $10.76             $10.14          $5.89
                                                                          ------             ------          -----
 Offering price per share (100 [divided by] 95.25 of net asset value
  per share)                                                              $11.30             $10.65          $6.18
                                                                          ------             ------          -----
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)     $10.76             $10.14          $5.89
                                                                          ------             ------          -----
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)        --                --            $5.90
                                                                          ------             ------          -----

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Florida       Georgia        Maryland    Massachusetts
March 31, 1999                                                                Fund          Fund            Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                      $88,128,485   $63,771,182    $145,498,806     $239,470,730
  Unrealized appreciation                                                7,801,400     4,869,041      12,314,656       21,023,455
                                                                       -----------   -----------    ------------     ------------
    Total investments, at value                                        $95,929,885   $68,640,223    $157,813,462     $260,494,185
 Cash                                                                       74,660        24,175           7,713           22,902
 Receivable for daily variation margin on open futures contracts             --            --              9,375            --
 Receivable for Fund shares sold                                           102,700        76,724         135,911          358,759
 Receivable for investments sold                                         1,014,062     1,965,006       5,607,318        9,944,449
 Interest receivable                                                     1,727,353     1,041,685       2,134,197        3,802,987
 Other assets                                                                1,282           946           1,979            3,385
                                                                       -----------   -----------    ------------     ------------
    Total assets                                                       $98,849,942   $71,748,759    $165,709,955     $274,626,667
                                                                       -----------   -----------    ------------     ------------
Liabilities:
 Distributions payable                                                 $   231,175   $   134,532    $    261,712     $    553,523
 Payable for Fund shares reacquired                                        111,738        63,647         153,664           79,335
 Payable for investments purchased                                           --            --          5,044,803        8,288,420
 Payable to affiliates -
  Management fee                                                             1,076           780           1,748            2,899
  Shareholder servicing agent fee                                              303           219             492              815
  Distribution and service fee                                               2,998           786           2,041            2,989
  Administrative fee                                                            40            29              66              109
 Accrued expenses and other liabilities                                     62,343        71,647          82,235          103,025
                                                                       -----------   -----------    ------------     ------------
    Total liabilities                                                  $   409,673   $   271,640    $  5,546,761     $  9,031,115
                                                                       -----------   -----------    ------------     ------------
Net assets                                                             $98,440,269   $71,477,119    $160,163,194     $265,595,552
                                                                       -----------   -----------    ------------     ------------
Net assets consist of:
 Paid-in capital                                                       $97,539,331   $67,428,093    $151,618,211     $248,444,053
 Unrealized appreciation on investments                                  7,801,400     4,869,041      12,319,554       21,023,455
 Accumulated undistributed net realized loss on investments             (6,937,091)     (778,520)     (3,585,697)      (3,793,185)
 Accumulated undistributed (distributions in excess of) net
  investment income                                                         36,629       (41,495)       (188,874)         (78,771)
                                                                       -----------   -----------    ------------     ------------
    Total                                                              $98,440,269   $71,477,119    $160,163,194     $265,595,552
                                                                       -----------   -----------    ------------     ------------
Shares of beneficial interest outstanding:
 Class A                                                                 7,673,869     5,205,555      11,427,384       21,149,066
 Class B                                                                 2,057,819     1,334,573       2,517,635        2,256,035
                                                                       -----------   -----------    ------------     ------------
    Total shares of beneficial interest outstanding                      9,731,688     6,540,128      13,945,019       23,405,101
                                                                       -----------   -----------    ------------     ------------
Net assets:
 Class A                                                               $77,627,624   $56,885,881    $131,261,373     $239,979,720
 Class B                                                                20,812,645    14,591,238      28,901,821       25,615,832
                                                                       -----------   -----------    ------------     ------------
    Total net assets                                                   $98,440,269   $71,477,119    $160,163,194     $265,595,552
                                                                       -----------   -----------    ------------     ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)  $     10.12   $     10.93    $      11.49     $      11.35
                                                                       -----------   -----------    ------------     ------------
 Offering price per share (100 [divided by] 95.25 of net asset value
  per share)                                                           $     10.62   $     11.48    $      12.06     $      11.92
                                                                       -----------   -----------    ------------     ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)  $     10.11   $     10.93    $      11.48     $      11.35
                                                                       -----------   -----------    ------------     ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statements of Operations

------------------------------------------------------------------------------------------------------------------
                                                                       Alabama           Arkansas       California
Year Ended March 31, 1999                                                 Fund               Fund             Fund
------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                   $ 5,009,018        $ 7,813,468      $15,385,109
                                                                   -----------        -----------      -----------
 Expenses -
  Management fee                                                   $   459,337        $   753,424      $ 1,558,027
  Trustees' compensation                                                21,168             17,967           16,934
  Shareholder servicing agent fee                                       93,747            153,988          318,592
  Distribution and service fee (Class A)                               184,900            128,167           30,155
  Distribution and service fee (Class B)                                94,949             66,444          414,404
  Distribution and service fee (Class C)                                 --                 --              65,771
  Administrative fee                                                    10,459             17,168           35,033
  Custodian fee                                                         30,362             47,755           99,922
  Printing                                                               6,790             11,779           21,266
  Postage                                                                3,105              8,292           13,936
  Auditing fees                                                         31,458             30,458           30,458
  Legal fees                                                             1,451              1,858            4,465
  Miscellaneous                                                         29,586             48,716           61,699
                                                                   -----------        -----------      -----------
    Total expenses                                                 $   967,312        $ 1,286,016      $ 2,670,662
  Fees paid indirectly                                                 (15,852)           (22,289)         (36,491)
  Reduction of expenses by investment adviser                         (101,206)          (165,631)        (504,007)
                                                                   -----------        -----------      -----------
    Net expenses                                                   $   850,254        $ 1,098,096      $ 2,130,164
                                                                   -----------        -----------      -----------
     Net investment income                                         $ 4,158,764        $ 6,715,372      $13,254,945
                                                                   -----------        -----------      -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                          $ 1,121,092        $   547,248      $ 2,680,672
  Futures contracts                                                   (104,650)            43,055           43,908
                                                                   -----------        -----------      -----------
    Net realized gain on investments                               $ 1,016,442        $   590,303      $ 2,724,580
                                                                   -----------        -----------      -----------
 Change in unrealized appreciation (depreciation) -
  Investments                                                      $(1,143,956)       $(1,184,427)     $ 1,479,688
  Futures contracts                                                     (2,615)             --               --
                                                                   -----------        -----------      -----------
    Net unrealized gain (loss) on investments                      $(1,146,571)       $(1,184,427)     $ 1,479,688
                                                                   -----------        -----------      -----------
     Net realized and unrealized gain (loss) on investments        $  (130,129)       $  (594,124)     $ 4,204,268
                                                                   -----------        -----------      -----------
      Increase in net assets from operations                       $ 4,028,635        $ 6,121,248      $17,459,213
                                                                   -----------        -----------      -----------

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                                   Florida          Georgia       Maryland  Massachusetts
Year Ended March 31, 1999                                             Fund             Fund           Fund           Fund
-------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                $5,375,708      $ 4,267,903     $8,773,396    $15,924,455
                                                                ----------      -----------     ----------    -----------
 Expenses -
  Management fee                                                $  522,515      $   395,179     $  847,349    $ 1,437,726
  Trustees' compensation                                            17,706           17,135         19,042         19,403
  Shareholder servicing agent fee                                  106,803           80,775        173,209        293,874
  Distribution and service fee (Class A)                                --          147,756        452,561        836,875
  Distribution and service fee (Class B)                           147,374          126,969        246,599        221,142
  Administrative fee                                                11,857            8,988         19,224         32,667
  Custodian fee                                                     37,572           30,766         54,309         87,539
  Printing                                                           7,441            7,458         19,459         22,386
  Postage                                                            4,851            2,772         12,117         12,953
  Auditing fees                                                     31,458           30,758         30,758         31,758
  Legal fees                                                           352            4,781          3,996          6,216
  Miscellaneous                                                     32,923           27,654         56,811         86,023
                                                                ----------      -----------     ----------    -----------
    Total expenses                                              $  920,852      $   880,991     $1,935,434    $ 3,088,562
  Fees paid indirectly                                             (17,250)         (15,725)       (36,953)       (32,460)
  Reduction of expenses by investment adviser                     (115,587)         (86,945)      (187,289)      (317,038)
                                                                ----------      -----------     ----------    -----------
    Net expenses                                                $  788,015      $   778,321     $1,711,192    $ 2,739,064
                                                                ----------      -----------     ----------    -----------
     Net investment income                                      $4,587,693      $ 3,489,582     $7,062,204    $13,185,391
                                                                ----------      -----------     ----------    -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                       $1,127,944      $ 2,074,538     $  794,432    $  (193,992)
  Futures contracts                                                (68,836)          18,038         26,171         79,351
                                                                ----------      -----------     ----------    -----------
    Net realized gain (loss) on investments                     $1,059,108      $ 2,092,576     $  820,603    $  (114,641)
                                                                ----------      -----------     ----------    -----------
 Change in unrealized appreciation (depreciation) -
  Investments                                                   $ (958,281)     $(2,200,188)    $ (702,398)   $  (228,393)
  Futures contracts                                                  --               --             4,898          --
                                                                ----------      -----------     ----------    -----------
    Net unrealized loss on investments                          $ (958,281)     $(2,200,188)    $ (697,500)   $  (228,393)
                                                                ----------      -----------     ----------    -----------
     Net realized and unrealized gain (loss) on investments     $  100,827      $  (107,612)    $  123,103    $  (343,034)
                                                                ----------      -----------     ----------    -----------
      Increase in net assets from operations                    $4,688,520      $ 3,381,970     $7,185,307    $12,842,357
                                                                ----------      -----------     ----------    -----------

See notes to financial statements

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------
                                                                              Alabama          Arkansas       California
Year Ended March 31, 1999                                                        Fund              Fund             Fund
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                   $ 4,158,764      $  6,715,372     $ 13,254,945
 Net realized gain on investments                                          1,016,442           590,303        2,724,580
 Net unrealized gain (loss) on investments                                (1,146,571)       (1,184,427)       1,479,688
                                                                         -----------      ------------     ------------
  Increase in net assets from operations                                 $ 4,028,635      $  6,121,248     $ 17,459,213
                                                                         -----------      ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                    $(3,730,766)     $ (6,318,426)    $(10,947,288)
 From net investment income (Class B)                                       (406,822)         (371,258)      (2,054,879)
 From net investment income (Class C)                                          --                --            (252,778)
 From net realized gain on investments (Class A)                            (201,655)            --               --
 From net realized gain on investments (Class B)                             (27,134)            --               --
 In excess of net investment income (Class A)                                  --                --             (71,408)
 In excess of net investment income (Class B)                                  --                --             (13,404)
 In excess of net investment income (Class C)                                  --                --              (1,649)
                                                                         -----------      ------------     ------------
  Total distributions declared to shareholders                           $(4,366,377)     $ (6,689,684)    $(13,341,406)
                                                                         -----------      ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                        $ 7,670,880      $ 10,671,454     $ 86,096,243
 Net asset value of shares issued to shareholders in reinvestment
  of distributions                                                         1,798,701         3,098,920        5,808,413
 Cost of shares reacquired                                                (7,440,655)      (19,391,453)     (68,090,571)
                                                                         -----------      ------------     ------------
  Net increase (decrease) in net assets from Fund share transactions     $ 2,028,926      $ (5,621,079)    $ 23,814,085
                                                                         -----------      ------------     ------------
    Total increase (decrease) in net assets                              $ 1,691,184      $ (6,189,515)    $ 27,931,892
Net assets:
 At beginning of period                                                   83,612,000       141,442,325      270,606,619
                                                                         -----------      ------------     ------------
 At end of period                                                        $85,303,184      $135,252,810     $298,538,511
                                                                         ===========      ============     ============
Accumulated undistributed (distributions in excess of) net
 investment income included in net assets at end of period               $   234,821      $   (133,601)    $   (345,205)
                                                                         ===========      ============     ============

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------------
                                                                       Florida          Georgia        Maryland    Massachusetts
Year Ended March 31, 1999                                                 Fund             Fund            Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                            $  4,587,693     $  3,489,582    $  7,062,204     $ 13,185,391
 Net realized gain (loss) on investments                             1,059,108        2,092,576         820,603         (114,641)
 Net unrealized loss on investments                                   (958,281)      (2,200,188)       (697,500)        (228,393)
                                                                  ------------     ------------    ------------     ------------
  Increase in net assets from operations                          $  4,688,520     $  3,381,970    $  7,185,307     $ 12,842,357
                                                                  ------------     ------------    ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $ (3,800,176)    $ (2,952,432)   $ (6,056,412)    $(11,808,364)
 From net investment income (Class B)                                 (760,880)        (537,150)       (992,797)        (945,242)
 In excess of net investment income (Class A)                            --              (9,402)          --               --
 In excess of net investment income (Class B)                            --              (1,711)          --               --
                                                                  ------------     ------------    ------------     ------------
  Total distributions declared to shareholders                    $ (4,561,056)    $ (3,500,695)   $ (7,049,209)    $(12,753,606)
                                                                  ------------     ------------    ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $ 25,238,186     $ 10,300,409    $ 22,326,800     $ 45,386,831
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                      1,710,996        1,766,381       3,747,717        5,976,296
 Cost of shares reacquired                                         (23,066,502)     (10,887,622)    (13,687,036)     (42,467,776)
                                                                  ------------     ------------    ------------     ------------
  Net increase in net assets from Fund share transactions         $  3,882,680     $  1,179,168    $ 12,387,481     $  8,895,351
                                                                  ------------     ------------    ------------     ------------
    Total increase in net assets                                  $  4,010,144     $  1,060,443    $ 12,523,579     $  8,984,102
Net assets:
 At beginning of period                                             94,430,125       70,416,676     147,639,615      256,611,450
                                                                  ------------     ------------    ------------     ------------
 At end of period                                                 $ 98,440,269     $ 71,477,119    $160,163,194     $265,595,552
                                                                  ------------     ------------    ------------     ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $     36,629     $    (41,495)   $   (188,874)    $    (78,771)
                                                                  ------------     ------------    ------------     ------------

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------
                                                                           Alabama          Arkansas        California
Year Ended March 31, 1998                                                     Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                 $ 4,259,413      $  7,217,540      $ 13,417,525
 Net realized gain on investments                                          804,239           504,739         3,073,681
 Net unrealized gain on investments                                      2,739,036         6,362,830        12,733,420
                                                                       -----------      ------------      ------------
  Increase in net assets from operations                               $ 7,802,688      $ 14,085,109      $ 29,224,626
                                                                       -----------      ------------      ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                  $(3,952,098)     $ (6,904,570)     $(11,527,300)
 From net investment income (Class B)                                     (328,801)         (312,970)       (1,703,179)
 From net investment income (Class C)                                        --                --             (160,099)
 From net realized gain on investments (Class A)                          (875,615)            --                --
 From net realized gain on investments (Class B)                           (85,133)            --                --
 In excess of net investment income (Class A)                                --              (21,863)            --
 In excess of net investment income (Class B)                                --                 (991)            --
                                                                       -----------      ------------      ------------
  Total distributions declared to shareholders                         $(5,241,647)     $ (7,240,394)     $(13,390,578)
                                                                       -----------      ------------      ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                      $ 4,086,612      $  6,514,543      $ 49,807,648
 Net asset value of shares issued to shareholders in reinvestment
  of distributions                                                       2,192,360         3,290,995         5,602,613
 Cost of shares reacquired                                              (9,437,201)      (27,018,684)      (73,799,364)
                                                                       -----------      ------------      ------------
  Net decrease in net assets from Fund share transactions              $(3,158,229)     $(17,213,146)     $(18,389,103)
                                                                       -----------      ------------      ------------
    Total decrease in net assets                                       $  (597,188)     $(10,368,431)     $ (2,555,055)
Net assets:
 At beginning of period                                                 84,209,188       151,810,756       273,161,674
                                                                       -----------      ------------      ------------
 At end of period                                                      $83,612,000      $141,442,325      $270,606,619
                                                                       -----------      ------------      ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period         $   187,188      $   (159,330)     $   (298,253)
                                                                       -----------      ------------      ------------

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------------
                                                                      Florida         Georgia          Maryland    Massachusetts
Year Ended March 31, 1998                                                Fund            Fund              Fund             Fund
----------------------------------------------------------------------------------------------    ------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                           $  4,669,170    $  3,576,730      $  6,884,027     $ 13,061,948
 Net realized gain (loss) on investments                             (678,935)        557,951         1,097,797        1,678,366
 Net unrealized gain on investments                                 5,126,079       3,175,485         6,667,042        9,433,538
                                                                 ------------    ------------      ------------     ------------
  Increase in net assets from operations                         $  9,116,314    $  7,310,166      $ 14,648,866     $ 24,173,852
                                                                 ------------    ------------      ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                            $ (4,017,401)   $ (3,095,247)     $ (6,063,937)    $(12,306,601)
 From net investment income (Class B)                                (664,633)       (470,417)         (820,090)        (755,347)
 In excess of net investment income (Class A)                              --              --          (111,652)         (39,763)
 In excess of net investment income (Class B)                              --              --           (15,100)          (2,441)
                                                                 ------------    ------------      ------------     ------------
  Total distributions declared to shareholders                   $ (4,682,034)   $ (3,565,664)     $ (7,010,779)    $(13,104,152)
                                                                 ------------    ------------      ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                $ 18,201,517    $  5,558,029      $ 12,014,517     $ 69,075,967
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                     1,719,736       1,841,422         3,703,002        6,284,180
 Cost of shares reacquired                                        (24,967,989)    (10,564,901)      (19,499,553)     (79,896,216)
                                                                 ------------    ------------      ------------     ------------
  Net decrease in net assets from Fund share transactions        $ (5,046,736)   $ (3,165,450)     $ (3,782,034)    $ (4,536,069)
                                                                 ------------    ------------      ------------     ------------
    Total increase (decrease) in net assets                      $   (612,456)   $    579,052      $  3,856,053     $  6,533,631
Net assets:
 At beginning of period                                            95,042,581      69,837,624       143,783,562      250,077,819
                                                                 ------------    ------------      ------------     ------------
 At end of period                                                $ 94,430,125    $ 70,416,676      $147,639,615     $256,611,450
                                                                 ------------    ------------      ------------     ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period   $      9,992    $    (30,382)     $   (201,957)    $   (610,630)
                                                                 ------------    ------------      ------------     ------------

See notes to financial statements

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                Alabama Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                    -------------------------------------------------------
                                                                       1999        1998        1997        1996        1995
                                                                    -------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.80     $ 10.48     $ 10.52     $ 10.34     $ 10.27
                                                                    -------     -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.54     $  0.55     $  0.56     $  0.55     $  0.56
 Net realized and unrealized gain (loss) on investments               (0.01)       0.45        0.04        0.18        0.09
                                                                    -------     -------     -------     -------     -------
  Total from investment operations                                  $  0.53     $  1.00     $  0.60     $  0.73     $  0.65
                                                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.54)    $ (0.55)    $ (0.55)    $ (0.55)    $ (0.55)
 From net realized gain on investments                                (0.03)      (0.13)      (0.09)       --          --
 In excess of net realized gain on investments                         --          --          --          --         (0.03)
                                                                    -------     -------     -------    --------    --------
  Total distributions declared to shareholders                      $ (0.57)    $ (0.68)    $ (0.64)    $ (0.55)    $ (0.58)
                                                                   --------    --------    --------    --------    --------
Net asset value - end of period                                     $ 10.76     $ 10.80     $ 10.48     $ 10.52     $ 10.34
                                                                   --------    --------    --------    --------    --------
Total return++                                                        5.03%       9.72%       5.82%       7.13%       6.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.95%       1.04%       1.10%       1.14%       1.15%
 Net investment income                                                5.04%       5.12%       5.28%       5.18%       5.47%
Portfolio turnover                                                      23%         21%         22%         37%         30%
Net assets at end of period (000 omitted)                           $73,851     $75,538     $76,928     $82,484     $83,805
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.53     $  0.54        --       $  0.54     $  0.55
   Ratios (to average net assets):
    Expenses##                                                        1.07%       1.11%        --         1.24%       1.25%
    Net investment income                                             4.92%       5.05%        --         5.08%       5.37%

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                                Alabama Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                    -------------------------------------------------------
                                                                       1999        1998        1997        1996        1995
                                                                    -------------------------------------------------------
                                                                    Class B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.80     $ 10.48     $ 10.52     $ 10.34     $ 10.27
                                                                    -------     -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.46     $  0.47     $  0.47     $  0.46     $  0.47
 Net realized and unrealized gain (loss) on investments               (0.01)       0.45        0.04        0.18        0.09
                                                                    -------     -------     -------     -------     -------
  Total from investment operations                                  $  0.45     $  0.92     $  0.51     $  0.64     $  0.56
                                                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.46)    $ (0.47)    $ (0.47)    $ (0.46)    $ (0.46)
 From net realized gain on investments                                (0.03)      (0.13)      (0.08)       --          --
 In excess of net realized gain on investments                         --          --          --          --         (0.03)
                                                                    -------     -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.49)    $ (0.60)    $ (0.55)    $ (0.46)    $ (0.49)
                                                                    -------     -------     -------     -------     -------
Net asset value - end of period                                     $ 10.76     $ 10.80     $ 10.48     $ 10.52     $ 10.34
                                                                    -------     -------     -------     -------     -------
Total return                                                          4.25%       8.91%       4.98%       6.25%       5.64%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.69%       1.79%       1.90%       1.96%       1.97%
 Net investment income                                                4.29%       4.36%       4.48%       4.34%       4.63%
Portfolio turnover                                                      23%         21%         22%         37%         30%
Net assets at end of period (000 omitted)                           $11,452     $ 8,074     $ 7,281     $ 6,139     $ 4,396
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.45     $  0.46        --          --          --
   Ratios (to average net assets):
    Expenses##                                                        1.81%       1.86%        --          --          --
    Net investment income                                             4.17%       4.29%        --          --          --

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                                Arkansas Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                    -------------------------------------------------------
                                                                        1999         1998       1997       1996        1995
                                                                    -------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.18     $   9.72   $   9.75   $   9.66    $   9.69
                                                                    --------     --------   --------   --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.50     $   0.50   $   0.50   $   0.50    $   0.53
 Net realized and unrealized gain (loss) on investments                (0.04)        0.46      (0.03)      0.09        0.02
                                                                    --------     --------   --------   --------    --------
  Total from investment operations                                  $   0.46     $   0.96   $   0.47   $   0.59    $   0.55
                                                                    --------     --------   --------   --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.50)    $  (0.50)  $  (0.50)  $  (0.50)   $  (0.53)
 In excess of net investment income                                     --          (0.00)+     --         --          --
 In excess of net realized gain on investments                          --           --         --         --         (0.05)
                                                                    --------     --------   --------   --------    --------
  Total distributions declared to shareholders                      $  (0.50)    $  (0.50)  $  (0.50)  $  (0.50)   $  (0.58)
                                                                    --------     --------   --------   --------    --------
Net asset value - end of period                                     $  10.14     $  10.18   $   9.72    $  9.75    $   9.66
                                                                    --------     --------   --------   --------    --------
Total return++                                                         4.60%       10.06%      4.87%      6.19%       5.90%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.77%        0.85%      0.92%      0.93%       0.75%
 Net investment income                                                 4.92%        4.97%      5.14%      5.10%       5.51%
Portfolio turnover                                                       12%          15%         9%         6%         24%
Net assets at end of period (000 omitted)                           $124,644     $134,072   $144,263   $172,907    $187,105
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.49     $   0.49       --         --       $  0.52
   Ratios (to average net assets):
    Expenses##                                                         0.89%        0.92%       --         --         0.82%
    Net investment income                                              4.80%        4.90%       --         --         5.43%

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                                Arkansas Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                    ---------------------------------------------------
                                                                       1999       1998       1997       1996       1995
                                                                    ---------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.18    $  9.72     $ 9.75     $ 9.65     $ 9.69
                                                                    -------    -------     ------     ------     ------
Income from investment operations# -
 Net investment income[sec]                                         $  0.43    $  0.42     $ 0.42     $ 0.42     $ 0.42
 Net realized and unrealized gain (loss) on investments               (0.04)      0.46      (0.03)      0.10       0.01
                                                                    -------    -------     -------    ------     ------
  Total from investment operations                                  $  0.39    $  0.88     $ 0.39     $ 0.52     $ 0.43
                                                                    -------    -------     -------    ------     ------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.43)   $ (0.42)    $(0.42)    $(0.42)    $(0.42)
 In excess of net investment income                                    --         0.00+       --         --        --
 In excess of net realized gain on investments                         --          --         --         --       (0.05)
                                                                    -------    -------    -------    -------    -------
  Total distributions declared to shareholders                      $ (0.43)   $ (0.42)    $(0.42)    $(0.42)    $(0.47)
                                                                    -------    -------    -------    -------    -------
Net asset value - end of period                                     $ 10.14    $ 10.18     $ 9.72     $ 9.75     $ 9.65
                                                                    -------    -------    -------    -------    -------
Total return                                                          3.91%      9.18%      4.05%      5.43%      4.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.43%      1.65%      1.71%      1.76%      1.84%
 Net investment income                                                4.26%      4.15%      4.34%      4.27%      4.40%
Portfolio turnover                                                      12%        15%         9%         6%        24%
Net assets at end of period (000 omitted)                           $10,609    $ 7,370     $7,548     $7,950     $7,231
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.42    $  0.41        --         --      $ 0.41
   Ratios (to average net assets):
    Expenses##                                                        1.55%      1.72%        --         --       1.91%
    Net investment income                                             4.14%      4.08%        --         --       4.33%

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                              California Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended March 31,
                                                                    ---------------------------------------------------------
                                                                        1999          1998        1997       1996        1995
                                                                    ---------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   5.80      $   5.47    $   5.52   $   5.41    $   5.47
                                                                    --------      --------    --------   --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.29      $   0.29    $   0.30   $   0.30    $   0.31
 Net realized and unrealized gain (loss) on investments                 0.09          0.33       (0.05)      0.11       (0.05)
                                                                    --------      --------    --------   --------    --------
  Total from investment operations                                  $   0.38      $   0.62    $   0.25   $   0.41    $   0.26
                                                                    --------      --------    --------   --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.29)     $  (0.29)   $  (0.30)  $  (0.30)   $  (0.31)
 From net realized gain on investments                                  --           --           --        --          --
 In excess of net investment income                                    (0.00)+       --           --        (0.00)+     (0.00)+
 In excess of net realized gain on investments                          --           --           --        --          (0.01)
                                                                    --------      --------    --------   --------    --------
  Total distributions declared to shareholders                      $  (0.29)     $  (0.29)   $  (0.30)  $  (0.30)   $  (0.32)
                                                                    --------      --------    --------   --------    --------
Net asset value - end of period                                     $   5.89      $   5.80    $   5.47   $   5.52    $   5.41
                                                                    --------      --------    --------   --------    --------
Total return++                                                         6.59%        11.51%       4.55%      7.86%       4.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.60%         0.64%       0.66%      0.66%       0.69%
 Net investment income                                                 4.82%         5.07%       5.36%      5.48%       5.80%
Portfolio turnover                                                       26%           49%         78%        69%         57%
Net assets at end of period (000 omitted)                           $226,903      $222,421    $232,612   $259,817    $272,161
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.27      $   0.28    $   0.29   $   0.29    $   0.30
   Ratios (to average net assets):
    Expenses##                                                         0.77%         0.79%       0.81%      0.81%       0.84%
    Net investment income                                              4.65%         4.92%       5.21%      5.33%       5.65%

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                              California Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                    ----------------------------------------------------
                                                                       1999       1998       1997        1996       1995
                                                                    ----------------------------------------------------
                                                                    Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  5.80    $  5.47    $  5.52     $  5.41    $  5.47
                                                                    -------    -------    -------     -------    -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.24    $  0.24    $  0.25     $  0.26    $  0.25
 Net realized and unrealized gain (loss) on investments                0.09       0.33      (0.05)       0.11      (0.05)
                                                                    -------    -------    -------     -------    -------
  Total from investment operations                                  $  0.33    $  0.57    $  0.20     $  0.37    $  0.20
                                                                    -------    -------    -------     -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.24)   $ (0.24)   $ (0.25)    $ (0.26)   $ (0.25)
 From net realized gain on investments                                   --       --         --           --        --
 In excess of net investment income                                   (0.00)+     --         --         (0.00)+     --
 In excess of net realized gain on investments                           --       --         --           --       (0.01)
                                                                    -------    -------    -------     -------    -------
  Total distributions declared to shareholders                      $ (0.24)   $ (0.24)   $ (0.25)    $ (0.26)   $ (0.26)
                                                                    -------    -------    -------     -------    -------
Net asset value - end of period                                     $  5.89    $  5.80    $  5.47     $  5.52    $  5.41
                                                                    -------    -------    -------     -------    -------
Total return                                                          5.74%     10.62%      3.64%       6.93%      3.73%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.39%      1.44%      1.54%       1.54%      1.76%
 Net investment income                                                4.02%      4.26%      4.48%       4.59%      4.72%
Portfolio turnover                                                      26%        49%        78%         69%        57%
Net assets at end of period (000 omitted)                           $61,458    $43,790    $36,694     $34,675    $29,057
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.22    $  0.23    $  0.24     $  0.24    $  0.04
   Ratios (to average net assets):
    Expenses##                                                        1.56%      1.59%      1.69%       1.91%      1.83%
    Net investment income                                             3.85%      4.11%      4.33%       4.57%      4.04%

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                             California Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                    ----------------------------------------------------
                                                                       1999       1998       1997        1996       1995
                                                                    ----------------------------------------------------
                                                                    Class C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  5.81    $  5.48    $  5.53     $  5.42    $  5.48
                                                                    -------    -------    -------     -------    -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.23    $  0.23    $  0.24     $  0.25    $  0.26
 Net realized and unrealized gain (loss) on investments                0.09       0.33      (0.05)       0.11      (0.06)
                                                                    -------    -------    -------     -------    -------
  Total from investment operations                                  $  0.32    $  0.56    $  0.19     $  0.36    $  0.20
                                                                    -------    -------    -------     -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.23)   $ (0.23)   $ (0.24)    $ (0.25)   $ (0.25)
 In excess of net investment income                                   (0.00)+     --         --         (0.00)+     --
 In excess of net realized gain on investments                         --         --         --          --        (0.01)
                                                                    -------    -------    -------     -------    -------
  Total distributions declared to shareholders                      $ (0.23)   $ (0.23)   $ (0.24)    $ (0.25)   $ (0.26)
                                                                    -------    -------    -------     -------    -------
Net asset value - end of period                                     $  5.90    $  5.81    $  5.48     $  5.53    $  5.42
                                                                    -------    -------    -------     -------    -------
Total return                                                          5.54%     10.39%      3.51%       6.77%      3.79%
Ratios (to average net assets)/Supplemental data[sec]:
  Expenses##                                                          1.56%      1.64%      1.66%       1.67%      1.69%
  Net investment income                                               3.84%      4.08%      4.37%       4.47%      4.79%
Portfolio turnover                                                      26%        49%        78%         69%        57%
Net assets at end of period (000 omitted)                           $10,178    $ 4,396    $ 3,856     $ 4,353    $ 3,858
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.21    $  0.22    $  0.23     $  0.24    $  0.25
   Ratios (to average net assets):
    Expenses##                                                        1.74%      1.79%      1.81%       1.82%      1.84%
    Net investment income                                             3.66%      3.93%      4.22%       4.32%      4.64%

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                               Florida Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                    ----------------------------------------------------
                                                                       1999       1998       1997        1996       1995
                                                                    ----------------------------------------------------
                                                                    Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.10    $  9.64    $  9.82     $  9.60    $  9.65
                                                                    -------    -------    -------     -------    -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50    $  0.50    $  0.51     $  0.52    $  0.54
 Net realized and unrealized gain (loss) on investments                0.02       0.46      (0.18)       0.22       0.02
                                                                    -------    -------    -------     -------    -------
  Total from investment operations                                  $  0.52    $  0.96    $  0.33     $  0.74    $  0.56
                                                                    -------    -------    -------     -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.50)   $ (0.50)   $ (0.51)    $ (0.52)   $ (0.54)
 From net realized gain on investments                                 --         --         --          --        (0.04)
 In excess of net investment income                                    --         --         --         (0.00)+     --
 In excess of net realized gain on investments                         --         --         --          --        (0.03)
                                                                    -------    -------    -------     -------    -------
  Total distributions declared to shareholders                      $ (0.50)   $ (0.50)   $ (0.51)    $ (0.52)   $ (0.61)
                                                                    -------    -------    -------     -------    -------
Net asset value - end of period                                     $ 10.12    $ 10.10    $  9.64     $  9.82    $  9.60
                                                                    -------    -------    -------     -------    -------
Total return++                                                        5.25%     10.16%      3.43%       7.81%      6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.69%      0.78%      0.86%       0.86%      0.60%
 Net investment income                                                4.96%      5.03%      5.26%       5.26%      5.75%
Portfolio turnover                                                      23%        14%        24%         56%       131%
Net assets at end of period (000 omitted)                           $77,628    $77,711    $80,342     $87,553    $89,894
    +Per share amount was less than $0.01
    #Per share data are based on average shares outstanding.
   ##The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend dispersing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.49    $  0.49       --       $  0.52    $  0.52
   Ratios (to average net assets):
    Expenses##                                                        0.81%      0.85%       --         0.90%      0.83%
    Net investment income                                             4.84%      4.96%       --         5.22%      5.52%

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                               Florida Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                    ----------------------------------------------------
                                                                       1999       1998       1997        1996       1995
                                                                    ----------------------------------------------------
                                                                    Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.09    $  9.64    $  9.82     $  9.60    $  9.64
                                                                    -------    -------    -------     -------    -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.42    $  0.42    $  0.43     $  0.43    $  0.43
 Net realized and unrealized gain (loss) on investments                0.02       0.45      (0.18)       0.22       0.04
                                                                    -------    -------    -------     -------    -------
  Total from investment operations                                  $  0.44    $  0.87    $  0.25     $  0.65    $  0.47
                                                                    -------    -------    -------     -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.42)   $ (0.42)   $ (0.43)    $ (0.43)   $ (0.44)
 From net realized gain on investments                                 --         --         --          --        (0.04)
 In excess of net investment income                                    --         --         --         (0.00)+     --
 In excess of net realized gain on investments                         --         --         --          --        (0.03)
                                                                    -------    -------    -------     -------    -------
  Total distributions declared to shareholders                      $ (0.42)   $ (0.42)   $ (0.43)    $ (0.43)   $ (0.51)
                                                                    -------    -------    -------     -------    -------
Net asset value - end of period                                     $ 10.11    $ 10.09    $  9.64     $  9.82    $  9.60
                                                                    -------    -------    -------     -------    -------
Total return                                                          4.42%      9.18%      2.56%       6.88%      5.06%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.49%      1.58%      1.72%       1.74%      1.68%
 Net investment income                                                4.16%      4.22%      4.40%       4.36%      4.63%
Portfolio turnover                                                      23%        14%        24%         56%       131%
Net assets at end of period (000 omitted)                           $20,813    $16,719    $14,701     $14,448    $12,667
    +Per share amount was less than $0.01
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend dispersing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.41    $  0.41       --       $  0.43    $  0.41
   Ratios (to average net assets):
    Expenses##                                                        1.61%      1.65%       --         1.78%      1.91%
    Net investment income                                             4.04%      4.15%       --         4.33%      4.40%

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                               Georgia Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                    ----------------------------------------------------
                                                                       1999       1998       1997        1996       1995
                                                                    ----------------------------------------------------
                                                                    Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.95    $ 10.38    $ 10.47     $ 10.35    $ 10.38
                                                                    -------    -------    -------     -------    -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.55    $  0.56    $  0.56     $  0.54    $  0.57
 Net realized and unrealized gain (loss) on investments               (0.02)      0.56      (0.10)       0.12       --
                                                                    -------    -------    -------     -------    -------
  Total from investment operations                                  $  0.53    $  1.12    $  0.46     $  0.66    $  0.57
                                                                    -------    -------    -------     -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.55)   $ (0.55)   $ (0.55)    $ (0.54)   $ (0.56)
 From net realized gain on investments                                 --         --         --          --        (0.01)
 In excess of net investment income                                   (0.00)+     --         --         (0.00)+     --
 In excess of net realized gain on investments                         --         --         --          --        (0.03)
                                                                    -------    -------    -------     -------    -------
  Total distributions declared to shareholders                      $ (0.55)   $ (0.55)   $ (0.55)    $ (0.54)   $ (0.60)
                                                                    -------    -------    -------     -------    -------
Net asset value - end of period                                     $ 10.93    $ 10.95    $ 10.38     $ 10.47    $ 10.35
                                                                    -------    -------    -------     -------    -------
Total return++                                                        4.90%     11.02%      4.47%       6.48%      5.65%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.97%      1.03%      1.03%       1.17%      1.14%
 Net investment income                                                4.97%      5.14%      5.34%       5.11%      5.50%
Portfolio turnover                                                      35%        18%        27%         65%        56%
Net assets at end of period (000 omitted)                           $56,886    $59,546    $59,843     $68,183    $74,432
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.54    $  0.55    $  0.55        0.53    $  0.56
   Ratios (to average net assets):
    Expenses##                                                        1.09%      1.13%      1.10%       1.27%      1.24%
    Net investment income                                             4.85%      5.04%      5.27%       5.01%      5.40%

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                               Georgia Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                    ----------------------------------------------------
                                                                       1999       1998       1997        1996       1995
                                                                    ----------------------------------------------------
                                                                    Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.95    $ 10.38    $ 10.47     $ 10.36    $ 10.38
                                                                    -------    -------    -------     -------    -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47    $  0.48    $  0.47     $  0.45    $  0.47
 Net realized and unrealized gain (loss) on investments               (0.02)      0.56      (0.09)       0.12       0.02
                                                                    -------    -------    -------     -------    -------
  Total from investment operations                                  $  0.45    $  1.04    $  0.38     $  0.57    $  0.49
                                                                    -------    -------    -------     -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.47)   $ (0.47)   $ (0.47)    $ (0.46)   $ (0.47)
 From net realized gain on investments                                 --         --         --          --        (0.01)
 In excess of net investment income                                   (0.00)+     --         --         (0.00)+     --
 In excess of net realized gain on investments                         --         --         --          --        (0.03)
                                                                    -------    -------    -------     -------    -------
  Total distributions declared to shareholders                      $ (0.47)   $ (0.47)   $ (0.47)    $ (0.46)   $ (0.51)
                                                                    -------    -------    -------     -------    -------
Net asset value - end of period                                     $ 10.93    $ 10.95    $ 10.38     $ 10.47    $ 10.36
                                                                    -------    -------    -------     -------    -------
Total return                                                          4.22%     10.19%      3.63%       5.52%      4.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.72%      1.77%      1.83%       2.00%      1.96%
 Net investment income                                                4.22%      4.39%      4.53%       4.27%      4.66%
Portfolio turnover                                                      35%        18%        27%         65%        56%
Net assets at end of period (000 omitted)                           $14,591    $10,871    $ 9,995     $10,205    $ 8,695
    +Per share data amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.45    $  0.47    $  0.47        --         --
   Ratios (to average net assets)
    Expenses##                                                        1.84%      1.87%      1.90%        --         --
    Net investment income                                             4.10%      4.29%      4.46%        --         --

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                               Maryland Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                    ------------------------------------------------------
                                                                        1999       1998       1997        1996        1995
                                                                    ------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.47   $  10.89   $  11.04    $  10.94     $  10.89
                                                                    --------   --------   --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.54   $   0.54   $   0.57    $   0.57    $   0.59
 Net realized and unrealized gain (loss) on investments                 0.02       0.59      (0.16)       0.09        0.09
                                                                    --------   --------   --------    --------    --------
  Total from investment operations                                  $   0.56   $   1.13   $   0.41    $   0.66    $   0.68
                                                                    --------   --------   --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.54)  $  (0.54)  $  (0.56)   $  (0.56)   $  (0.59)
 In excess of net investment income                                     --        (0.01)      --          --         (0.00)+
 In excess of net realized gain on investments                          --        --          --          --         (0.04)
                                                                    --------   --------   --------    --------    --------
  Total distributions declared to shareholders                      $  (0.54)  $  (0.55)  $  (0.56)   $  (0.56)   $  (0.63)
                                                                    --------   --------   --------    --------    --------
Net asset value - end of period                                     $  11.49   $  11.47   $  10.89    $  11.04    $  10.94
                                                                    --------   --------   --------    --------    --------
Total return++                                                         4.94%     10.57%      3.75%       6.17%       6.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.03%      1.09%      1.12%       1.19%       1.21%
 Net investment income                                                 4.67%      4.79%      5.21%       5.10%       5.46%
Portfolio turnover                                                       14%        21%        22%         15%         31%
Net assets at end of period (000 omitted)                           $131,261   $126,018   $126,405    $139,297    $145,361
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.53   $   0.53   $   0.57        --          --
   Ratios (to average net assets):
    Expenses##                                                         1.15%      1.19%      1.19%        --          --
    Net investment income                                              4.55%      4.69%      5.14%        --          --

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                             Maryland Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                             ------------------------------------------------------------
                                                                       1999       1998       1997        1996        1995
                                                             ------------------------------------------------------------
                                                                    Class B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.47    $ 10.88    $ 11.03     $ 10.93     $ 10.88
                                                                    -------    -------    -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.45    $  0.47    $  0.50     $  0.48     $  0.51
 Net realized and unrealized gain (loss) on investments                0.02       0.60      (0.17)       0.10        0.09
                                                                    -------    -------    -------     -------     -------
  Total from investment operations                                  $  0.47    $  1.07    $  0.33     $  0.58     $  0.60
                                                                    -------     ------    -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.46)   $ (0.47)   $ (0.48)    $ (0.48)    $ (0.51)
 In excess of net investment income                                    --        (0.01)      --          --         (0.00)+
 In excess of net realized gain on investments                         --         --         --          --         (0.04)
                                                                    -------    -------    -------     -------     -------
  Total distributions declared to shareholders                      $ (0.46)   $ (0.48)   $ (0.48)    $ (0.48)    $ (0.55)
                                                                    -------    -------    -------     -------     -------
Net asset value - end of period                                     $ 11.48    $ 11.47    $ 10.88     $ 11.03     $ 10.93
                                                                    -------    -------    -------     -------     -------
Total return                                                          4.18%      9.96%      3.03%       5.41%       5.75%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.68%      1.74%      1.82%       1.91%       1.93%
 Net investment income                                                4.01%      4.12%      4.50%       4.36%       4.73%
Portfolio turnover                                                      14%        21%        22%         15%         31%
Net assets at end of period (000 omitted)                           $28,902    $21,622    $17,379     $13,694     $11,168
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.45    $  0.46    $  0.49        --          --
   Ratios (to average net assets):
   Expenses##                                                         1.80%      1.84%      1.89%        --          --
   Net investment income                                              3.89%      4.02%      4.43%        --          --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                             Massachusetts Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                             -----------------------------------------------------------
                                                                        1999       1998       1997       1996       1995
                                                             -----------------------------------------------------------
                                                                     Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.34   $  10.86   $  10.98   $  10.84   $  10.90
                                                                    --------   --------   --------   --------   --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.58   $   0.58   $   0.61   $   0.60   $   0.64
 Net realized and unrealized gain (loss) on investments                (0.01)      0.48      (0.14)      0.14      (0.03)
                                                                    --------   --------   --------   --------   --------
  Total from investment operations                                  $   0.57   $   1.06   $   0.47   $   0.74   $   0.61
                                                                    --------   --------   --------   --------   --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.56)  $  (0.58)  $  (0.59)  $  (0.60)  $  (0.64)
 From net realized gain on investments                                  --         --         --         --        (0.02)
 In excess of net investment income                                     --        (0.00)+     --        (0.00)+     --
 In excess of net realized gain on investments                          --         --         --         --        (0.01)
                                                                    --------   --------   --------   --------   --------
  Total distributions declared to shareholders                      $  (0.56)  $  (0.58)  $  (0.59)  $  (0.60)  $  (0.67)
                                                                    --------   --------   --------   --------   --------
Net asset value - end of period                                     $  11.35   $  11.34   $  10.86   $  10.98   $  10.84
                                                                    --------   --------   --------   --------   --------
Total return++                                                         5.11%      9.99%      4.39%      6.95%      5.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.00%      1.06%      1.12%      1.17%      1.17%
 Net investment income                                                 5.08%      5.18%      5.55%      5.44%      6.01%
Portfolio turnover                                                       28%        24%        33%        31%        31%
Net assets at end of period (000 omitted)                           $239,980   $237,861   $234,874   $249,497   $262,551
    +Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.57   $   0.57   $   0.60       --         --
   Ratios (to average net assets):
    Expenses##                                                         1.12%      1.16%      1.19%       --         --
    Net investment income                                              4.96%      5.08%      5.48%       --         --

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                             Massachusetts Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                             ----------------------------------------------------------
                                                                       1999       1998       1997       1996       1995
                                                             ----------------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.35    $ 10.87    $ 10.99    $ 10.84    $ 10.90
                                                                    -------    -------    -------    -------    -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50    $  0.51    $  0.53    $  0.52    $  0.55
 Net realized and unrealized gain (loss) on investments               (0.01)      0.48      (0.13)      0.15      (0.02)
                                                                    -------    -------    -------    -------    -------
  Total from investment operations                                  $  0.49    $  0.99    $  0.40    $  0.67    $  0.53
                                                                    -------    -------    -------    -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.49)   $ (0.51)   $ (0.52)   $ (0.52)   $ (0.56)
 From net realized gain on investments                                 --         --         --         --        (0.02)
 In excess of net investment income                                    --        (0.00)+     --        (0.00)+     --
 In excess of net realized gain on investments                         --         --         --         --        (0.01)
                                                                    -------    -------    -------    -------    -------
  Total distributions declared to shareholders                      $ (0.49)   $ (0.51)   $ (0.52)   $ (0.52)   $ (0.59)
                                                                    -------    -------    -------    -------    -------
Net asset value - end of period                                     $ 11.35    $ 11.35    $ 10.87    $ 10.99    $ 10.84
                                                                    -------    -------    -------    -------    -------
Total return                                                          4.43%      9.25%      3.66%      6.27%      5.13%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.64%      1.71%      1.81%      1.90%      1.89%
 Net investment income                                                4.43%      4.52%      4.81%      4.71%      5.27%
Portfolio turnover                                                      28%        24%        33%        51%        31%
Net assets at end of period (000 omitted)                           $25,616    $18,750    $15,204    $11,316    $ 8,676
  +++Per share amount was less than $0.01.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.49    $  0.50    $  0.52       --         --
   Ratios (to average net assets):
    Expenses##                                                        1.76%      1.81%      1.88%       --         --
    Net investment income                                             4.31%      4.42%      4.74%       --         --

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of 16 Funds, as follows: MFS(R) Municipal Income Fund, MFS Alabama Municipal Bond Fund* (Alabama Fund), MFS Arkansas Municipal Bond Fund* (Arkansas Fund), MFS California Municipal Bond Fund* (California Fund), MFS Florida Municipal Bond Fund* (Florida Fund), MFS Georgia Municipal Bond Fund* (Georgia Fund), MFS Maryland Municipal Bond Fund* (Maryland Fund), MFS Massachusetts Municipal Bond Fund* (Massachusetts Fund), MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. Each Fund, except MFS Municipal Income Fund, is non-diversified.

*These Funds are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Each Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 1999, the following amounts were reclassified due to permanent differences between book and tax accounting for accrued market discount on disposal of securities:

                                                 Alabama     Arkansas    California     Maryland    Massachusetts
                                                    Fund         Fund          Fund         Fund             Fund
-----------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                 $     --        $ (41)     $ (7,034)       $  --        $      --
Accumulated undistributed net realized
  gain (loss) on investments                     (26,457)          --       (32,475)         (88)        (100,074)
Accumulated undistributed net investment
  income (loss)                                   26,457           41        39,509           88          100,074

These changes had no effect on the net assets or net asset value per share of the Funds.

At March 31, 1999, the following Funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on:

                       Arkansas     California        Florida       Georgia        Maryland   Massachusetts
Expiration Date            Fund           Fund           Fund          Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------
March 31, 2003       $       --     $4,804,665     $4,864,669      $     --      $       --      $1,413,006
March 31, 2004        6,486,073        403,290             --       778,520       2,525,623       1,732,935
March 31, 2005          215,971        588,165      1,290,661            --       1,055,172         405,183
March 31, 2006               --             --        781,761            --              --              --
March 31, 2007               --             --             --            --              --         242,062
                     ----------     ----------     ----------      --------      ----------      ----------
 Total               $6,702,044     $5,796,120     $6,937,091      $778,520      $3,580,795      $3,793,186

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.


(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, with respect to each Fund, which is reflected as a reduction of expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 1999, is a net periodic pension expense for each Fund, as follows:

  Alabama     Arkansas    California     Florida     Georgia     Maryland    Massachusetts
     Fund         Fund          Fund        Fund        Fund         Fund             Fund
------------------------------------------------------------------------------------------
 $  8,441       $4,924        $5,633      $4,952      $5,519       $6,116           $6,136

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

              First $1 billion                0.0150%
              Next $1 billion                 0.0125%
              Next $1 billion                 0.0100%
              In excess of $3 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $19,748, $36,328, $76,342, $37,542, $22,142, $62,533, and $64,725 for the year ended March 31, 1999, as its portion of the sales charge on sales of Class A shares of the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,105, $4,208, $1,293, $0, $5,961, $20,641, and $58,009 for the Alabama, Arkansas,
California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively, for the year ended March 31, 1999. Payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine for the Alabama, Arkansas, California, Florida, and Georgia Funds. Payment of the 0.25% per annum Class A service fee by the Florida Fund will commence on such date as the Trustees of the Trust may determine. In the case of the Arkansas and California Funds, a portion of the service fee is currently being paid by each Fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended March 31, 1999, were 0.25%, 0.10%, 0.01%, 0.00%, 0.25%, 0.35%, and 0.35%
of each of the Fund's average daily net assets attributable to Class A shares on an annualized basis for Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $526, $761, $126, $0, $2,374, $2,208, and $600 for
the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively, for Class B shares, for the year ended March 31, 1999. MFS retained no service fees with respect to California Class C shares. Except in the case of the 0.25% per annum first year Class B service fee, payments by the Florida Fund will be suspended until such date as the Trustees of the Trust may determine. In the case of the Arkansas and California Funds, except in the case of the 0.25% per annum first year Class B service fee, the service fee is currently 0.10% per annum on Class B shares held over one year. Fees incurred under the distribution plan during the year ended March 31, 1999, were 1.00%, 0.76%, 0.81%, 0.80%, 1.00%, 1.00%, and 1.00% of each of the Fund's average daily net assets attributable to Class B shares for Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively, on an annualized basis. The fee incurred under the distribution plan for the year ended March 31, 1999, was 1.00% of the California Fund's average daily net assets attributable to Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1999, for Class A, Class B, and Class C shares, were as follows:

                 Alabama     Arkansas     California      Florida     Georgia    Maryland    Massachusetts
CDSC Imposed        Fund         Fund           Fund         Fund        Fund        Fund             Fund
----------------------------------------------------------------------------------------------------------
Class A           $  --       $  --         $    974      $  --       $ 2,205     $ 3,442          $  --
Class B            6,416       21,721        112,036       57,452      29,187      51,486           53,610
Class C              --           --           4,652         --          --          --               --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 omitted):

               Alabama     Arkansas     California      Florida     Georgia    Maryland    Massachusetts
                  Fund         Fund           Fund         Fund        Fund        Fund             Fund
--------------------------------------------------------------------------------------------------------
Purchases      $21,472      $16,541        $93,294      $22,234     $24,336     $36,784          $82,303
Sales           19,344       21,387         71,165       21,077      25,172      21,512           71,827

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                   Alabama      Arkansas    California      Florida      Georgia      Maryland   Massachusetts
                                      Fund          Fund          Fund         Fund         Fund          Fund            Fund
------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                 $80,896,621  $123,730,355  $273,174,640  $88,128,485  $63,771,182  $145,502,399    $239,470,730
                               -----------  ------------  ------------  -----------  -----------  ------------    ------------
Gross unrealized appreciation  $ 5,595,625  $ 10,370,829  $ 25,454,373  $ 7,887,139  $ 5,015,597  $ 12,447,084    $ 21,129,321
Gross unrealized depreciation      (94,509)     (154,676)     (411,170)     (85,739)    (146,556)     (136,021)       (105,866)
                               -----------  ------------  ------------  -----------  -----------  ------------    ------------
Net unrealized appreciation
  (depreciation)               $ 5,501,116  $ 10,216,153  $ 25,043,203  $ 7,801,400  $ 4,869,041  $ 12,311,063    $ 21,023,455
                               -----------  ------------  ------------  -----------  -----------  ------------    ------------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                                     Alabama Fund               Arkansas Fund           California Fund
Class A Shares                              ---------------------       ---------------------       -------------------
Year Ended March 31, 1999 (000 Omitted)     Shares         Amount       Shares         Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                    350       $  3,786          645      $   6,578        9,249    $  54,429
Shares issued to shareholders in
 reinvestment of distributions                 147          1,585          287          2,920          805        4,733
Shares reacquired                             (626)        (6,769)      (1,805)       (18,400)      (9,889)     (58,042)
                                             -----       --------       ------      ---------      -------    ---------
 Net increase (decrease)                      (129)      $ (1,398)        (873)     $  (8,902)         165    $   1,120
                                             -----       --------       ------      ---------      -------    ---------

Year Ended March 31, 1998 (000 Omitted)     Shares         Amount       Shares         Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                    248       $  2,668          551      $   5,518        6,423    $  36,766
Shares issued to shareholders in
 reinvestment of distributions                 186          2,008          313          3,146          825        4,716
Shares reacquired                             (781)        (8,405)      (2,535)       (25,349)     (11,403)     (65,027)
                                             -----       --------       ------      ---------      -------    ---------
 Net decrease                                 (347)      $ (3,729)      (1,671)     $ (16,685)      (4,155)   $ (23,545)
                                             -----       --------       ------      ---------      -------    ---------

                                                     Florida Fund                Georgia Fund             Maryland Fund
                                            ---------------------       ---------------------       -------------------
Year Ended March 31, 1999 (000 Omitted)     Shares         Amount       Shares         Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,787      $  18,187          446       $  4,905        1,116    $  12,890
Shares issued to shareholders in
 reinvestment of distributions                 144          1,465          140          1,543          276        3,173
Shares reacquired                           (1,954)       (19,860)        (821)        (9,029)        (950)     (10,972)
                                            ------      ---------         ----       --------        -----    ---------
Net increase (decrease)                        (23)     $    (208)        (235)      $ (2,581)         442    $   5,091

Year Ended March 31, 1998 (000 Omitted)     Shares         Amount       Shares         Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,398      $  14,053          285       $  3,091          557    $   6,253
Shares issued to shareholders in
 reinvestment of distributions                 151          1,503          150          1,625          285        3,232
Shares reacquired                           (2,188)       (21,913)        (761)        (8,210)      (1,469)     (16,503)
                                            ------      ---------        -----       --------       ------    ---------
 Net decrease                                 (639)     $  (6,357)        (326)      $ (3,494)        (627)   $  (7,018)
                                            ------      ---------        -----       --------       ------    ---------

                                                                                                    Massachusetts Fund
                                                                                                 ---------------------
Year Ended March 31, 1999 (000 Omitted)                                                          Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                         3,151    $  35,768
Shares issued to shareholders in
 reinvestment of distributions                                                                        478        5,440
Shares reacquired                                                                                  (3,449)     (39,192)
                                                                                                   ------    ---------
 Net increase (decrease)                                                                              180    $   2,016
                                                                                                   ------    ---------

Year Ended March 31, 1998 (000 Omitted)                                                            Shares       Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                         5,740    $  64,430
Shares issued to shareholders in
 reinvestment of distributions                                                                        519        5,838
Shares reacquired                                                                                  (6,917)     (77,656)
                                                                                                   ------    ---------
 Net decrease                                                                                        (658)   $  (7,388)
                                                                                                   ------    ---------

                                                     Alabama Fund              Arkansas Fund           California Fund
Class B Shares                              ---------------------      ---------------------       -------------------
Year Ended March 31, 1999 (000 Omitted)     Shares         Amount      Shares         Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                    359       $  3,885         401       $  4,093        4,033     $ 23,717
Shares issued to shareholders in
 reinvestment of distributions                  20            214          18            179          160          941
Shares reacquired                              (62)          (672)        (97)          (991)      (1,312)      (7,691)
                                             -----       --------       -----       --------       ------     --------
 Net increase (decrease)                       317       $  3,427         322       $  3,281        2,881     $ 16,967
                                             -----       --------       -----       --------       ------     --------

Year Ended March 31, 1998 (000 Omitted)     Shares         Amount      Shares         Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                    132       $  1,419          99       $    997        1,926     $ 11,020
Shares issued to shareholders in
 reinvestment of distributions                  17            184          14            145          139          796
Shares reacquired                              (96)        (1,032)       (165)        (1,670)      (1,220)      (6,978)
                                             -----       --------       -----       --------       ------     --------
 Net increase (decrease)                        53       $    571         (52)      $   (528)         845     $  4,838
                                             -----       --------       -----       --------       ------     --------

                                                     Florida Fund               Georgia Fund             Maryland Fund
                                            ---------------------      ---------------------       -------------------
Year Ended March 31, 1999 (000 Omitted)     Shares         Amount      Shares         Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                    693       $  7,051         491       $  5,396         818      $  9,437
Shares issued to shareholders in
 reinvestment of distributions                  24            246          20            223          50           574
Shares reacquired                             (316)        (3,207)       (169)        (1,859)       (236)       (2,715)
                                              ----       --------        ----       --------        ----      --------
 Net increase (decrease)                       401       $  4,090         342       $  3,760         632      $  7,296
                                              ----       --------        ----       --------        ----      --------

Year Ended March 31, 1998 (000 Omitted)     Shares         Amount      Shares         Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                    413       $  4,149         228       $  2,467         512      $  5,761
Shares issued to shareholders in
 reinvestment of distributions                  22            217          20            216          42           472
Shares reacquired                             (304)        (3,055)       (218)        (2,355)       (265)       (2,997)
                                             -----       --------       -----       --------       -----      --------
 Net increase                                  131       $  1,311          30       $    328         289      $  3,236
                                             -----       --------       -----       --------       -----      --------


                                                                                                    Massachusetts Fund
                                                                                                 ---------------------
Year Ended March 31, 1999 (000 Omitted)                                                          Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                           845     $  9,619
Shares issued to shareholders in
 reinvestment of distributions                                                                         47          536
Shares reacquired                                                                                    (288)      (3,276)
                                                                                                     ----     --------
 Net increase (decrease)                                                                              604     $  6,879
                                                                                                     ----     --------

                                                                                                    Massachusetts Fund
                                                                                                 ---------------------
Year Ended March 31, 1998 (000 Omitted)                                                          Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                           413     $  4,647
Shares issued to shareholders in
 reinvestment of distributions                                                                         40          446
Shares reacquired                                                                                    (200)      (2,240)
                                                                                                   ------     --------
Net increase                                                                                          253     $  2,853
                                                                                                   ------     --------

                                                                                           California Fund
Class C Shares                                                                     -----------------------
Year Ended March 31, 1999 (000 Omitted)                                            Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                                                         1,346         $  7,950
Shares issued to shareholders in
 reinvestment of distributions                                                         23              135
Shares reacquired                                                                    (401)          (2,358)
                                                                                    -----         --------
Net increase (decrease)                                                               968         $  5,727
                                                                                    -----         --------

Year Ended March 31, 1998 (000 Omitted)                                             Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                                                           354         $  2,022
Shares issued to shareholders in
 reinvestment of distributions                                                         16               91
Shares reacquired                                                                    (317)          (1,794)
                                                                                    -----         --------
Net increase                                                                           53         $    319
                                                                                    -----         --------

(6) Line of Credit

The Trust and other affiliated funds participate in an $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Funds for the year ended March 31, 1999, ranged from $176 to $5,748.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


Futures Contracts

                                                                                        Unrealized
Fund                       Description     Expiration     Contracts     Position      Appreciation
--------------------------------------------------------------------------------------------------
Maryland Fund     Municipal Bond Index      June 1999         20         Short            $4,898

At March 31, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

Independent Auditors' Report

To The Trustees of MFS Municipal Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended March 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust at March 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
May 7, 1999

Federal Tax Information

In January 2000, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1999.

For federal income tax purposes, approximately 99% of the total dividends paid by each Fund from net investment income during the year ended March 31, 1999, is designated as an exempt-interest dividend.

                       MFS' Year 2000 Readiness Disclosure

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS Family of Funds(R)

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.(1) The objective of the fund you choose should correspond to your financial needs and goals.

                       HIGHER RISK/HIGHER REWARD POTENTIAL

BOND FUNDS

MFS(R) Global Governments Fund(2)
MFS(R) High Yield Opportunities Fund
MFS(R) High Income Fund
MFS(R) Municipal High Income Fund
MFS(R) Strategic Income Fund
MFS(R) Municipal State Funds
  AL, AR, CA, FL, GA, MD, MA, MS,
  NY, NC, PA, SC, TN, VA, WV
MFS(R) Municipal Income Fund
MFS(R) Bond Fund
MFS(R) Municipal Bond Fund
MFS(R) Government Securities Fund
MFS(R) Government Mortgage Fund
MFS(R) Intermediate Income Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Government Limited Maturity Fund


STOCK FUNDS

MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R) Managed Sectors Fund
MFS(R) New Discovery Fund
MFS(R) Emerging Growth Fund
MFS(R) Mid Cap Growth Fund
MFS(R) International Growth Fund
MFS(R) Research International Fund
MFS(R) Global Growth Fund(2)
MFS(R) Strategic Growth Fund
MFS(R) Research Fund
MFS(R) International Growth and Income Fund
MFS(R) Global Equity Fund(2)
MFS(R) Capital Opportunities Fund Massachusetts Investors Growth Stock Fund MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund
MFS(R) Union Standard(R) Equity Fund
MFS(R) Research Growth and Income Fund Massachusetts Investors Trust
MFS(R) Equity Income Fund
MFS(R) Utilities Fund
MFS(R) Global Total Return Fund(2)
MFS(R) Total Return Fund
MFS(R) Global Asset Allocation Fund(2)


                        LOWER RISK/LOWER REWARD POTENTIAL


(1) For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

(2) MFS "global" funds were formerly "world" funds. As of August 24, 1998, their names changed but their objectives remain the same.

                     Diversifying Your Investment Portfolio



[GRAPHIC OF GIRL WITH 3 NESTS PILED WITH EGGS]


Most experts agree that it's wise to diversify your investments, no matter what your age or financial situation. Diversification - spreading your assets among a variety of investment types - can help spread your risk as well.

No one type of investment performs well all the time. In fact, each type of investment tends to follow its own cycle, so that when the price of one is rising, the price of another may be declining. By including a range of investments in your portfolio, the overall volatility - or change in value - of that portfolio should be less than if you put everything in one type of investment.

MFS offers a wide variety of investments to suit a wide range of needs. For more information, talk to your financial adviser or request our We're MFS kit. For details about a specific MFS fund, ask for a prospectus including charges and expenses. Read the prospectus carefully before you invest or send money.

For more information, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time or visit our Web site at www.mfs.com.

MFS(R) Municipal Series Trust

Trustees

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief

Executive Officer, Edmund Gibbons Ltd.;

Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark
Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS
Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
Michael L. Dawson*
John P. Kihn*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.
For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

MFS(R) Municipal                                           -----------------
Series Trust                                                    Bulk Rate
                                                              U.S. Postage
                                                                  Paid
MFS(R) Alabama Municipal Bond Fund                                 MFS
MFS(R) Arkansas Municipal Bond Fund                         -----------------
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund


         [MFS LOGO]
    INVESTMENT MANAGEMENT

We invented the mutual fund(R)

     500 Boylston Street
     Boston, MA 02116-3741



                                                                          54/254
                                                                          55/255
                                                                      27/227/327
                                                                          56/256
                                                                          46/246
                                                                          40/240
                                                                          45/245

                                                                 MST-2A-5/99/32M


(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741